UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                     DATE OF FISCAL YEAR END: APRIL 30, 2009

                    DATE OF REPORTING PERIOD: APRIL 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


                            CAMBIAR OPPORTUNITY FUND
                       CAMBIAR INTERNATIONAL EQUITY FUND
                           CAMBIAR CONQUISTADOR FUND
                         CAMBIAR AGGRESSIVE VALUE FUND
                          Annual Report April 30, 2009
                         The Advisors' Inner Circle Fund

                                                        (CAMBIAR INVESTORS LOGO)

                                                         MANAGER FOR ALL SEASONS

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THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2009

                               TABLE OF CONTENTS

Shareholders' Letter .....................................................     1
Schedules of Investments .................................................    17
Statements of Assets and Liabilities .....................................    32
Statements of Operations .................................................    34
Statements of Changes in Net Assets ......................................    36
Financial Highlights .....................................................    40
Notes to Financial Statements ............................................    46
Report of Independent Registered Public Accounting Firm ..................    60
Trustees and Officers of The Advisors' Inner Circle Fund .................    62
Disclosure of Fund Expenses ..............................................    70
Notice to Shareholders ...................................................    72

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission's website at http://www.sec.gov.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                                          CAMBIAR INVESTORS, LLC
                                                              SHAREHOLDER LETTER
                                                                  APRIL 30, 2009

Dear Shareholders:

Since our last annual letter, the blaze that first came alight in the securitized mortgage and structured credit markets mushroomed into a grim calamity. It has generated the worst bear market in 80 years, accompanied by the worst economic contraction since World War II (WW II). In its wake it has consumed many major financial institutions, industrial businesses and immense wealth. By the latter part of 2008, it had become commonplace to describe it as "the greatest financial crisis since the Great Depression". While that choice of terms seems rhetorically loaded for a melodrama, it is also true. Aftershocks of this trauma are apt to continue through 2009 -- such as the 28% loss of stock market value between early January and early March as evidence mounted of the scope of banking system losses and the need for new equity capital -- not exactly a new revelation but enough to create yet another panic. This loss was reversed in short order, resulting in a 2.5% decline for the first four months of 2009. The first quarter of 2009 marked the sixth consecutive quarterly loss in the U.S. stock market. As an historical reference, only one other bear market has produced six consecutive quarterly losses (1969-1970) -- the worst the Great Depression could muster was five consecutive quarterly losses in 1930-31.

The market decline was staggeringly broad, with no asset class spared in the sell-off - as was the case for investors in the Cambiar Funds. The largest of the funds, the Cambiar Opportunity Fund, Investor Class, lost 37.1% for the year ended April 30, 2009, compared to the broader market S&P 500 Index which lost 35.3%. Similarly, the smaller cap focused Cambiar Conquistador Fund, Investor Class shed 29.1% of its value versus the Russell 2000 Index's -30.7%, and the Cambiar International Equity Fund posted a -47.4% return compared to the MSCI EAFE Index's return of -42.8% over the same 12 month period. Lastly, the newest fund, the Cambiar Aggressive Value Fund declined 40.5% compared the Russell 3000 Index, which was down nearly 35%. In light of the challenging market environment, as reflected in the returns of all equities for the past 12 months, we believe the consistent implementation of Cambiar's research driven investment discipline should enable our clients to ride out the current maelstrom, as well as participate in the upside once fundamentals improve in the equity markets.

There will be further aftershocks stemming from the severe pressure, loss of liquidity, confidence, and forced government intervention -- but it is perhaps time to breathe a little easier. After nearly two years of deteriorating economic and financial


                                        1

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

conditions, glaring economic policy errors, and waterfall stock market declines, a number of leading financial variables that have pointed persistently downward over the last two to three years turned up sharply. As of this writing, stocks have taken some notice of this.

We are well aware that there is a persistent drumbeat of negativity and gloom in the financial media and by commentators and that any bouts of optimism since the credit bubble began to pop in the summer of 2007 have proven to be false dawns. Markets react on seemingly an hourly basis to the trials and tribulations of the banking sector whose egregiously poor loan underwriting and business leverage have threatened the whole system. There is a palpable and understandable fear that in their breakdown, forces have been unleashed by the financial crash of the last two years that may be difficult to contain or envisage their upcoming course. In prior letters we have chronicled the numerous financial and economic challenges and would till no new ground restating these discussions or rehashing the negatives. And clearly the systemic de-leveraging of the U.S. economy and banking system reset will just take a long time. Nonetheless, this bear market is getting old by historical standards (602 days to the March 2009 low from the broad market peak in July 2007), the magnitude of it globally (-57% to -65%, depending on one's choice of measurement) has now substantially exceeded all postwar declines, the market was oversold on a technical basis by 4 to 5 standard deviations from "normal", and light at the end of the tunnel is emerging. Increasingly, the banking stocks seem mired in their own structural issues, while the band goes on in the many parts of the economy not intimately tied to credit. The case for a fresh round of pessimism and gloom is not altogether strong.

Those are subjective perceptions. There are several objective positives that we identify below:

1) THE YIELD CURVE -- Starting in the second quarter of 2006, the U.S. Treasury yield curve inverted and remained in some form of inversion until the beginning of 2009. It is now positively sloped at all successive maturities. An inverted yield curve is a consistent negative harbinger for the economy and financial returns, implying that fundamentals and risk considerations that underpin the normal term structure of debt (getting higher yields as one lends longer term) are obviated by an imminent economic downcycle. Following the BEAR STEARNS AND LEHMAN BROTHERS failures the yield curve became altogether cockeyed due to severe risk-averse behavior by market participants, implying that interest rate policy and market health remained dysfunctional. Today's positively sloped curve is an unambiguous indicator of greater forward expectations for financial returns and orderly market function.


                                        2
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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

2) STOCK MARKET BREADTH -- A stock market dominated by a few winners and a preponderance of losers is not a healthy one, and such was the case from late 2006 through the end of 2008, making active management particularly challenging. Despite posting the worst stock market returns since the Great Depression, the most commonly referenced averages actually UNDERSTATED the damage, which was even more pervasive for the average stock. Breadth has been a good deal better since the last few weeks of 2008, and while the most prominent stock indexes probed significant new bear market lows in February and early March, the bulk of the losses were more narrowly concentrated in financials and interest-sensitive industrial businesses, making the overall damage less severe than the averages would suggest.

3) FUNDING IS AVAILABLE -- Alongside the significant improvement in stock market breadth, corporate bond issuance has risen dramatically, corporate yield spreads have compressed in varying degrees, and mortgage refinancing activity picked up significantly. The interbank lending markets have also calmed to pre-crisis levels. Funding is not available to everybody on cheap, easy terms -- but loose credit lies at the heart of what caused the problems in the first place. It would be foolish to believe such conditions could return. A resumption in the ability of businesses and individuals to fund basic activities, rather than mindless liquidation of all financial contracts and obligations notwithstanding the viability of counterparties, is surely a prerequisite to recovery.

4) THE PROBABILITY OF A (NEW) SYSTEM-BUSTING FAILURE APPEARS REMOTE -- It is clear that the deepening of the recession and of financial losses is a direct consequence of the mis-handling of the crux of the financial crisis in September, when LEHMAN BROTHERS went into an uncontrolled bankruptcy and various financial intermediaries teetered on the razor's edge of a similar fate. This created the massive forced-selling vortex that engulfed the markets in the late third quarter of 2008. It is abundantly clear from the actions of various government agencies that there is widespread recognition that such system-busting failures cannot be tolerated, in spite of the unseemly political consequences of "bailouts" and the like. Moreover, at least among financial companies, most potential CHERNOBYLS have already been sniffed out and contained. A significant part of the valuation compression in all stocks can be traced to the inflation of equity-risk premiums, which rose in the last six months to levels only witnessed briefly during the worst phases of the Great Depression. As fears of another LEHMAN-type episode abate, stocks can rise -- in many cases appreciably --because the embedded risk-premiums are simply too high.

All of these directional changes are positive and point toward expectations in financial markets of an improved business climate in the future. Since the onset of the


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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

banking system crisis that began in mid-2007, NONE of these financial variables have suggested this until now, individually or collectively. While Gross Domestic Product (GDP) and corporate profits in the first half of 2009 will register material declines (we crudely estimate a 6% contraction in first quarter GDP and a 1-3% contraction in second quarter GDP, on the heels of -7% for the fourth quarter of 2008), it seems reasonable to us to forecast an end to the economic recession some time in the second half of 2009. Enough data is turning positive as of this writing to think that the recession may just end in May, but the third quarter of 2009 looks the more likely date.

Our in-house economic call is that the recession of 2007-2009 is more like a "Decession", a noxious mixture of Depressionary and conventional recessionary forces, than any postwar recession. (Yes we are liberally mixing economic terms in just the way a Sunday "Brunch" connotes a mix of breakfast and lunch foods) Similar to a conventional recession, the parts of the economy that were overdone in the 2000s and needed recessing (housing, financial services, some of the more indulgent forms of consumerism) were contracting significantly by early 2008, while other parts of the economy more remote from these excesses slowed but did not contract. Statistically, the first part of 2008 was not altogether different from the recessions of 1990 or 2001. Unfortunately, the global financial system was more highly leveraged than in prior recessions and entered the downturn unreasonably overconfident in various models of risk control and containment. These models were not ultimately well thought through and critically could not withstand the abrupt failure of key counterparties. An orderly unwinding of this leverage was essential to end the recession, and somehow the necessity of this failed to be recognized by policy makers. For what it's worth, I would not have ever predicted that, given the financial circumstances that were in plain evidence one year ago at this time (namely the failure of BEAR STEARNS and obvious problems in securitized asset quality and liquidity globally), government and central bank resources would NOT have been marshaled aggressively to contain the next likely wave of systemic pressures or a system-busting failure. But they weren't, at least not in a timely manner, and all hell broke loose.

Hence when LEHMAN BROTHERS went into an uncontrolled failure in September 2008, the modern day equivalent of the Depressionary demons of the 1930s suddenly leapt from the box in the attic where they had laid dormant for nearly 3 generations. The Great Depression stemmed from a series of uncontrolled and cascading financial failures that laid waste to our economic and financial systems for nearly 40 months without abatement. We unfortunately endured a six-month dose of those same forces. Thankfully, we did learn something from history, and those 1930s demons

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

may have been put to rest through a series of extraordinary government and central bank actions, and for this we can be a little bit thankful, but at an immense expense that will have to be reckoned with down the road.

If we look at the events of the last 12 months through this lens, a few non-consensus conclusions emerge. First, there may be a larger than expected recovery in the economy and in financial markets than one might expect, simply because the draw-down in business activity and financial conditions was so extraordinary. The scope for a "big bounce" is substantial given a nearly 15% contraction in the non-public sector, non-personal necessities component of the economy. Second, while it has become popular to discuss a "new normal" consisting of lower equity returns and lower structural economic growth, it is also true that as a consequence of the Depressionary forces that exploded onto the scene in September 2008, the risk premiums assigned to stocks similarly blew out to Depression-like levels. Current equity prices embed generationally-high equity risk premiums (we calculate such premiums at 5-6% versus longer term averages of 2-3% and versus negligible risk premiums for most of the last 20 years). There is ample scope for risk assets to outperform low risk assets such as government bonds given their current pricing. This may entail a nice tailwind to stock performance that has been conspicuously absent this decade. Thirdly, we see this as in fact being part of "the plan" as such. By taking the Fed Funds rate to 0% and by purchasing large quantities of Treasury bonds and high-quality mortgage backed bonds, the U.S. Federal Reserve (the Fed) is very overtly engaged in a financial squeeze play. The Fed will squeeze the returns out of non-risk assets, to the point where most pensions and investors are forced to take active portfolio risks or else violate actuarial return assumptions. Improved asset pricing, whether it be houses, stocks, or business assets, is an essential ingredient to a durable economic recovery. Individual investors are not bound by such actuarial constraints and may elect to keep inordinate sums of money in checking accounts or under mattresses owing to the (understandable) fear generated by the events of the last 12 months. But, just as common stocks' extraordinary run from 1982 to 1999 enticed many individuals to disregard risk and the importance of valuation and quality corporate governance, we sense the opposite today. Namely, the outperformance of bonds and cash, and the desultory performance of equities in the 2000s creates an inflated reverence for the security of cash and risk-aversion that is similarly unhealthy. At some point, the inflated risk asset premiums and the deficient yields on low risk assets are bound to converge -- until then equity returns may surprise on the upside. This is in all probability apt to be a multi-year phenomenon.

If the Depressionary forces have been put at bay and there is some recovery in the economy for the simple reason that it's been clubbed to death, our expectations

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

remain that the market will end the year without a huge change in its overall value (The S&P 500 Index (S&P 500) started the year at 903) but with a lot of interim volatility. While the above states our longer term convictions, in the short run equity risk premiums are likely to remain high. That market prediction is looking pretty good at the moment. If we are off, it may be the too conservative side if economic improvements accelerate.

TECHNICAL CURIOSITIES -- Since topping out in 2007, the S&P 500 has lost 57% top to bottom, reaching an easy- to-remember for posterity low tick of 666 on March 6, 2009, a 13-year market low. The top is a less easy-to-recall 1,576 in October 2007. The Value Line Arithmetic Mean Index (an equal weighted index) lost 62% top to bottom, but it topped a little more memorably on Friday, July 13th 2007. The Russell 1000 Value Index has lost 64%. At the low point in March 2009, the S&P 500 had retraced 62% of the stock market advance that began in Ronald Reagan's first term. For market technical fans, that would be a 5/8th or 62% Fibonacci sequence retracement and the fact that the market bottomed there is considered significant for people into that sort of thing. Personally, I have been drawing charts of the market going back to the depths of the Great Depression of the 1930s to get the maximum historical perspective. Interestingly, the trend line generated by the major lows dating back ALL THE WAY to the Depression low in 1932, which picks up the second Depression low in 1937, the 1942 WW II low, the 1949 postwar recession low, the 1974 post-Watergate low, and the 1981-82 20%+ interest rates recession low -- that line crosses March 2009 at 664 for the S&P 500. The other indexes cited above had yet to be invented. It is possible that this turn and a turn in the economic cycle may coincide neatly with each other. This stuff is the stock market equivalent of a voodoo doll, and there are lots of non-comparability issues from one era to the next, but it nonetheless is a very interesting picture (To view this chart of the S&P 500 please visit our website www.cambiar.com, select tab "In the News", 6/11/09 "Market Discussion" -- by Brian Barish).

ECHOES OF A DIFFERENT MARKET EXTREME -- A day before the 666 market low on March 6, 2009, I sat in a San Francisco hotel room incapable of paying much attention to the technology stock conference ongoing in the lobby as rain poured down from the sky outside, contemplating what exactly lay in the future for equity market functionaries such as myself. Ironically, nine years earlier in March of 2000, a couple days before the tip-top of the technology bubble that raged at the time, I attended the same technology conference at the same hotel imbued with a similar sense of personal dejection as Cambiar's clients exited in droves to pile into technology stocks and growthier mutual fund offerings. Within days, the markets turned. In 2000, there were reasons to be smug after the insanity peaked out. This time around, those discouraging feelings will endure a lot longer.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

What stings to this day, both with regards to the despondent 2009 lows and the insane technology stock 2000 peaks, is how glaringly ineffectual the capital markets have been for over fifteen years now in allocating capital to the appropriate resources. How else can one explain a market that makes nobody any money in 13 years with immense interim volatility? It is a stark reality that has bothered me immensely. Maybe the answer is a simple one -- stocks got overdone in the 1990s and were due to wander through the desert for years. It may be just that simple, but I think there is a bit more to it.

When one looks at the great economic triumph of the 20th century, namely capitalism over socialism and other forms of statism, it is universally agreed that capitalism's winning feature is the pricing mechanism of the marketplace which creates efficient resource allocation and quickly reveals winning and losing business strategies and structures. And capital markets sit at the center of such systems, or at least are supposed to. Their lack of function is certainly capable of bringing the whole system down as we have seen.

My opinion is that capital markets (capital markets specifically, and not ordinary goods and services markets) have been focused on the wrong variables for all too long and it has finally caught up to them. Rather than generating superior market-based outcomes like they are supposed to, they are generating poor pricing signals and we are all suffering for it in varying degrees.

Properly functioning markets have this wonderful feature -- they self-correct. Too much of a good or service, and the price falls until enough buyers buy or the producers stop making it. Too little of a good or service, and the price rises, reducing demand and increasing the profitability of production, thereby increasing supply. It is brilliantly simple. Yet capital markets have been anything but simple in the last 20 to 30 years. With the explosion in derivatives, stock options, securitized loans, credit swaps, and other forms of financial novelty, pricing signals are often one if not several steps removed from the underlying fundamental marketplace elements that they are supposed to relate to. In this loss of simplicity, in favor of complexity and subtlety, there has been a decided degradation in the quality of pricing signals. When pricing signals are indeed poor or deeply misstated, what is "desired" by the marketplace in terms of business capital allocation, corporate governance, and the like becomes distorted from what real world realities would dictate. Instead, the imagination and in many cases the fictional beliefs of the capital markets can run amok, with a comparatively limited ability of the market's normal self-correcting character to express itself properly, or in time, to avoid devastatingly mistaken outcomes.

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

This loss of pricing efficiency and pricing signal quality is plainly visible in the housing market and in the mortgages that attach to them. Not all that long ago, if an individual wanted to buy a home, there were but two possible funding options: 20% down in cash, and either a 15-year straight mortgage, or a 30-year straight mortgage. No option adjustable rate mortgages, no interest-only's, no negative amortization options existed, nor did complex collateralized debt obligations or structured packages of interest-only and principal-only strips for banks to hold. In that simple old-school payment structure, mortgages did a great job of enforcing personal savings rates (to make the down payment, one had to be thrifty for years in advance), high equity to loan value ratios (because home equity started high and went higher with each payment), rational home prices and supply (because getting to a 20% down payment wasn't easy for many people), and low default risk. And they were easy for banks to value on their books, too. But introduce all these funky payment mechanisms, and the relationships between home supply, home prices, mortgage payment capacity, borrower risk, loan quality, and so forth become contorted. Were too many people enticed to buy homes because it was too easy to do? Absolutely, and yet home prices kept rising because rather than it becoming prohibitively difficult to make the down payment, "creative" financing allowed buyers to circumvent this particular inconvenience to living the big life. As this efficient pricing model became wildly distorted, our banking system has very neatly wrecked itself.

A similarly convoluted twisting of market-based pricing signals has occurred in equity markets, but the gestation has been very long in the making. A long time ago, in the 1950s and earlier, common stock was viewed a good deal differently than today. Back then, common stock was just one of several classes of corporate capital, alongside bonds and various forms of preferred stock, which underpinned business capital structures. Common stock and preferred stock were owned because they paid cash dividends. Shareholders expected a yield, and the notion of owning a stock that did not pay out a decent component of earnings as dividends was seen as being quite odd. Common stock had one unique feature however -- the dividend could be varied. It could grow as dividend payout capacity grew and also could be reduced or scuttled in difficult times. In exchange for this optionality, investors got a vote. That was the simple bargain. Regarded in such a fashion, the business of valuing stocks was pretty easy. A 5% dividend yield was good, while a 6% yield was better. A 5% yielding stock with some obvious capacity to grow the yield because of a high coverage ratio of earnings and good business prospects might be more attractive yet.

The simple promise of a regular stock dividend and return of capital to shareholders kept market pricing rather efficient. Companies with excess cash flow could afford large dividends. Companies without excess cash flow could not and had to keep their

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

ambitions in check. Capital efficiency was assured by the ongoing capital cost associated with the yield. Companies that raised their dividend raised their stock prices, but at an obvious cash cost that could only be incurred if management was pretty certain of itself. Dividend cuts could not be taken lightly. As for the cyclicality of the business cycle and specific industries, near-term earnings trends were not so critical provided the dividend remained well covered. Given the sanctity of the dividend, longer-term business planning horizons were critical. Like the humble fixed-payment mortgage, a market-insistence of a straightforward dividend policy insured a remarkable degree of overall discipline.

Starting in the 1960s, the investing world began to change. A more diverse range of business characteristics other than yield took precedence. Subsequently, the dividend yield of stocks fell below corresponding corporate bond yields because of the promise of growth. The inflation of the 1970s devalued the worth of a consistent dividend stream. The tax policies of the 1980s and onwards treated dividends punitively relative to capital gains, which created no tax liability until they were realized. Capital appreciation began to be valued over and above yield. In fact, capital appreciation could arguably occur faster by not paying out any dividends at all! Businesses could leverage up with no explicit equity cost of capital or buy back a lot of stock and shrink their share counts. Merger and acquisition-based growth strategies could be pursued. Corporations with inflated stock valuations could use their own stock as currency to buy other businesses. Armed with an expensive currency, corporations could manufacture an inflated growth rate, and provided they did not pay a material dividend, such growth occurred often at little identifiable cost to corporate coffers. With no dividends to pay, companies could offer outrageous quantities of stock options to employees and officers, with no tangible cost either.

Importantly, the basis for capital appreciation in stocks to this day does have something to do with real business growth and profits, but it's a loose association at best. When capital appreciation rather than yield becomes the market's primary focus, the result is more akin to a beauty contest; yet in this contest investors are asked to identify not the most beautiful contestant but rather the one that will be judged the most beautiful by all the other judges, who themselves are engaged in the same exercise. As a result, a number of transitory standards of beauty emerge that are not altogether in sync with the normally self-correcting discipline of markets. In the early 1990s, price earnings to growth rate (or PEG ratios) were held in very high esteem, and one spent a lot of time identifying anomalies in PEG ratios. As PEG ratio analysis descended in importance and nonsensical outcomes, the "beating" of Wall Street analyst estimates became in vogue. But this was rather easy stuff for the average corporate chief financial officer to engineer, so by the late 1990s the key metric to

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THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

focus on was the beating of "whisper" numbers that somehow were less mutable. Once the tech bubble popped, whisper numbers gave way to margin and operating leverage-related trends, with stocks reacting more strongly to basis-point variances in reported gross margin trends than to absolute earnings levels. As private equity and easy lending boomed in the mid-2000s, "optimal" capital structure and theoretical private market value (basically a measure of how much covenant-light debt can be piled on to available cash flows) rose to favor. Well, that's out now. More recently, capital appreciation has been driven by trends in analysts' estimate revisions, such that individual stocks rise and fall based on Wall Street analysts marking up or down their (evidently inaccurate) forward profit estimates. Managers are apparently supposed to anticipate these revisions and manage around them. I suppose trends based on "whisper" estimate revisions are next.

DON'T HATE THE PLAYER, HATE THE GAME -- The foolishness of these ever-changing standards would be comical were it not so tragic. Investment managers have little choice but to heed prevailing capital market definitions of beauty, at least to some extent -- or risk losing the annual performance sweepstakes that managers are vetted against and risk a declining client base. It's a poor bargain at best. It is my personal view, but these ever-mutating criteria of capital appreciation have a great deal to do with the astonishingly erratic pricing of stocks, culminating in their rise and collapse in the 1990s, and the more extreme version that has taken place this decade. Alongside this volatility has been an unambiguously poor allocation of capital by the markets. Without a doubt, a ton of money has been poured into debatable businesses and business management strategies at inflated valuations because they were trendy at the moment.

Many of the more humdrum dividend payers have held up to some extent in the debacle of the last two years, but these companies represent a small and generally stodgier subset of the marketplace. A strong portfolio management commitment to owning such businesses exclusively would have entailed an inordinate concentration in banks and other financial companies in the last two years which would have generated catastrophic results. Business schools still teach the dividend discount model of stock valuation, but along with the slide-rule, it is snickered at as more of a historical curiosity than something to be taken seriously.

We are taking the above line of reasoning seriously, at least to the extent that we can. While historic valuation trends and relationships are still to be relevant, we have increased our bias towards investments that possess higher sustainable payout capacities. For companies with strong excess cash flow generation and no dividend policy, we are urging their managements to get more serious about paying one. Some


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THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

companies are responding, or at least making the right noises about it, though the prevailing capital appreciation-oriented religion is difficult to cut through. Admittedly, to confine oneself to high-yielding stocks exclusively would be more than a bit limiting right now, as one would cut off a dangerously large set of market opportunities. I recognize that a wistful longing for the days when stocks were valued according to their yield and yield-growth capacity may be akin to a yearning for the days of the set shot in basketball and leather football helmets. The game has just moved on, the world is different, and some companies are better off hoarding capital to develop their businesses. But we do see this simple, yet efficient form of shareholder return as probably increasing in popularity again, just as the simple fixed-rate mortgage may regain much of its unfairly lost popularity. Certainly, the financial "creativity" unleashed in recent years deserves more than just a bit of derision and contempt. Perhaps when stocks (on balance) return to the form of which they were once conceived, then the markets may get back to improving economic outcomes rather than distorting them.

Thank you for your continued confidence in us.

Sincerely,


/s/ Brian M. Barish

Brian M. Barish
President
Cambiar Investors LLC

THIS REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A PARTICULAR POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                                    CAMBIAR FUNDS
                                                                  APRIL 30, 2009

                        DEFINITION OF COMPARATIVE INDICES

MORGAN STANLEY MSCI EAFE(R) INDEX is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2007, the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is a market capitalization-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 3000(R) INDEX is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

VALUE LINE ARITHMETIC INDEX is an equal-weighted index comprised of approximately 1,700 stocks covered by the Value Line Investment Survey. The Value Line Arithmetic Index tracks the performance of an average stock rather than the median stock and serves as an indicator of overall stock market performance.

THE ADVISORS' INNER CIRCLE FUND                                 CAMBIAR
                                                                OPPORTUNITY FUND

Growth of a $10,000 Investment(1)

                          Annualized   Annualized   Annualized   Annualized
                1 Year      3 Year       5 Year       10 Year     Inception
Class           Return      Return       Return       Return       to Date
-----           ------    ----------   ----------   ----------   ----------
Investor        (37.05)%   (13.00)%      (3.32)%       3.17%         N/A
Institutional   (36.94)%   (12.78)%        N/A          N/A        (8.51)%

                              (PERFORMANCE GRAPH)

Initial Investment Date            4/30/99  Apr 00  Apr 01  Apr 02  Apr 03  Apr 04  Apr 05  Apr 06  Apr 07  Apr 08  Apr 09
-----------------------            ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Cambiar Opportunity Fund, Investor $10,000 $12,326 $14,253 $13,779 $11,808 $16,169 $17,750 $20,744 $23,310 $21,701 $13,660
S&P 500 Index                      $10,000 $11,013 $ 9,584 $ 8,374 $ 7,260 $ 8,920 $ 9,486 $10,948 $12,616 $12,026 $ 7,779

(1) RETURNS SHOWN REPRESENT THE PERFORMANCE OF THE INVESTOR CLASS. THE PERFORMANCE OF THE INSTITUTIONAL CLASS MAY VARY AS A RESULT OF SHAREHOLDER SERVICING FEES PAID BY THE INVESTOR CLASS. INVESTOR CLASS SHARES WERE OFFERED BEGINNING JUNE 30, 1998 AND INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING NOVEMBER 3, 2005.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
MAY BE WORTH LESS THAN ITS ORIGINAL COST. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME
  REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 12.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

Growth of a $10,000 Investment(1)

          Annualized   Annualized   Annualized
1 Year      3 Year       5 Year       10 Year
Return      Return       Return       Return
------    ----------   ----------   ----------
(47.44)%   (13.41)%      (1.62)%       5.59%

                              (PERFORMANCE GRAPH)

Initial Investment Date            4/30/99   Apr 00   Apr 01   Apr 02   Apr 03   Apr 04   Apr 05   Apr 06   Apr 07   Apr 08   Apr 09
-----------------------            -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Cambiar International Equity Fund  $10,000  $17,379  $16,906  $16,078  $12,302  $18,695  $20,306  $26,530  $30,671  $32,771  $17,226
MSCI EAFE Index                    $10,000  $11,389  $ 9,533  $ 8,210  $ 6,875  $ 9,640  $11,081  $14,793  $17,723  $17,409  $ 9,963

(1) RETURNS PRIOR TO SEPTEMBER 9, 2002, REPRESENT THE PERFORMANCE OF THE CAMBIAR INTERNATIONAL EQUITY TRUST, A DELAWARE BUSINESS TRUST (THE "PREDECESSOR INTERNATIONAL FUND"). THE PREDECESSOR INTERNATIONAL FUND WAS MANAGED BY THE SAME ADVISOR WHO CURRENTLY MANAGES THE FUND AND HAD IDENTICAL INVESTMENT OBJECTIVES AND STRATEGIES.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
MAY BE WORTH LESS THAN ITS ORIGINAL COST. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME
  REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 12.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

Growth of a $10,000 Investment(1)

                          Annualized   Annualized   Cumulative
                1 Year      3 Year      Inception    Inception
Class           Return      Return       to Date      to Date
-----           ------    ----------   ----------   ----------
Investor        (29.12)%   (11.63)%        1.88%        N/A
Institutional      N/A        N/A           N/A        0.00%

                              (PERFORMANCE GRAPH)

Initial Investment Date               8/31/04    Apr 05    Apr 06    Apr 07    Apr 08    Apr 09
-----------------------               -------   -------   -------   -------   -------   -------
Cambiar Conquistador Fund, Investor   $10,000   $11,209   $15,803   $17,800   $15,388   $10,907
Russell 2000 Index                    $10,000   $10,660   $14,227   $15,341   $13,660   $ 9,461

(1) RETURNS SHOWN REPRESENT THE PERFORMANCE OF THE INVESTOR CLASS. THE PERFORMANCE OF THE INSTITUTIONAL CLASS MAY VARY AS A RESULT OF SHAREHOLDER SERVICING FEES PAID BY THE INVESTOR CLASS. INVESTOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 31, 2004 AND INSTITUTIONAL CLASS SHARES WERE OFFERED BEGINNING OCTOBER 31, 2008.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
MAY BE WORTH LESS THAN ITS ORIGINAL COST. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME
  REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 12.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

Growth of a $10,000 Investment

          Annualized
1 Year     Inception
Return      to Date
------    ----------
(40.52)%   (23.39)%

                              (PERFORMANCE GRAPH)

Initial Investment Date                             8/31/07    Apr 08   Apr 09
-----------------------                             -------   -------   -------
Cambiar Aggressive Value Portfolio, Institutional   $10,000   $10,783   $6,414
Russell 3000 Index                                  $10,000   $ 9,518   $6,192

*    BEGINNING OF OPERATIONS.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
MAY BE WORTH LESS THAN ITS ORIGINAL COST. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCES
     THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES. INDEX RETURNS ASSUME
  REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 12.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels              15.3%
Food, Beverage & Tobacco                  8.5%
Energy Equipment & Services               7.8%
Entertainment                             7.7%
Insurance                                 7.0%
Business Services                         5.3%
Semi-Conductors & Instruments             5.1%
Retail                                    4.9%
Consumer Staples                          4.3%
Medical Products & Services               4.2%
Communications and Media                  3.9%
Broadcasting, Newspapers & Advertising    3.8%
Investment Management Companies           3.5%
Electronics Manufacturer                  3.3%
Chemicals                                 3.2%
Electric Utilities                        3.0%
Consumer Discretionary                    2.0%
Computer Software                         2.0%
Railroads                                 1.9%
Pharmaceuticals                           1.8%
Agriculture                               1.0%
Short-Term Investment                     0.5%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 99.0%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AGRICULTURE -- 1.0%
  Archer-Daniels-Midland                               365,000   $     8,986,300
                                                                 ---------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.7%
   Interpublic Group* ......................         2,300,000        14,398,000
   WPP ADR .................................           530,000        18,083,600
                                                                 ---------------
                                                                      32,481,600
                                                                 ---------------
BUSINESS SERVICES -- 5.3%
   Nasdaq OMX Group* .......................           560,000        10,768,800
   Western Union ...........................         2,100,000        35,175,000
                                                                 ---------------
                                                                      45,943,800
                                                                 ---------------
CHEMICALS -- 3.2%
   EI Du Pont de Nemours ...................           993,000        27,704,700
                                                                 ---------------
COMMUNICATIONS & MEDIA -- 3.8%
   DIRECTV Group* ..........................         1,350,000        33,385,500
                                                                 ---------------
COMPUTER SOFTWARE -- 2.0%
   CA ......................................         1,000,000        17,250,000
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
CONSUMER DISCRETIONARY -- 2.0%
   Mattel ..................................         1,180,000   $    17,652,800
                                                                 ---------------
CONSUMER STAPLES -- 4.3%
   Colgate-Palmolive .......................            36,000         2,124,000
   CVS Caremark ............................         1,100,000        34,958,000
                                                                 ---------------
                                                                      37,082,000
                                                                 ---------------
ELECTRIC UTILITIES -- 2.9%
   Entergy .................................           395,000        25,584,150
                                                                 ---------------
ELECTRONICS MANUFACTURER -- 3.3%
   Flextronics International Ltd.* .........         7,400,000        28,712,000
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 7.8%
   Baker Hughes ............................           475,000        16,900,500
   Halliburton .............................           940,200        19,010,844
   Weatherford International* ..............         1,900,000        31,597,000
                                                                 ---------------
                                                                      67,508,344
                                                                 ---------------
ENTERTAINMENT -- 7.7%
   Electronic Arts* ........................           940,000        19,129,000
   News, Cl A ..............................         3,187,500        26,328,750
   Time Warner .............................           970,000        21,175,100
                                                                 ---------------
                                                                      66,632,850
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 8.4%
   Altria Group ............................         1,600,000        26,128,000
   Philip Morris International .............           700,000        25,340,000
   Unilever ................................         1,100,000        21,769,000
                                                                 ---------------
                                                                      73,237,000
                                                                 ---------------
INSURANCE -- 7.0%
   ACE Ltd. ................................           485,000        22,465,200
   Allstate ................................           760,000        17,730,800
   Willis Group Holdings ...................           750,000        20,632,500
                                                                 ---------------
                                                                      60,828,500
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
INVESTMENT MANAGEMENT COMPANIES -- 3.5%
   AllianceBernstein Holding ...............           530,000   $     9,285,600
   Ameriprise Financial ....................           800,000        21,080,000
                                                                 ---------------
                                                                      30,365,600
                                                                 ---------------
MEDICAL PRODUCTS & SERVICES -- 4.2%
   Aetna ...................................           900,000        19,809,000
   Hospira* ................................           265,000         8,710,550
   Humana* .................................           275,000         7,914,500
                                                                 ---------------
                                                                      36,434,050
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 15.2%
   Anadarko Petroleum ......................           684,000        29,453,040
   BP ADR ..................................           815,000        34,604,900
   Chevron .................................           385,000        25,448,500
   Marathon Oil ............................           900,000        26,730,000
   XTO Energy ..............................           465,000        16,116,900
                                                                 ---------------
                                                                     132,353,340
                                                                 ---------------
PHARMACEUTICALS -- 1.8%
   Teva Pharmaceutical Industries ADR ......           350,000        15,361,500
                                                                 ---------------
RAILROADS -- 1.9%
   Norfolk Southern ........................           450,000        16,056,000
                                                                 ---------------
RETAIL -- 4.9%
   Limited Brands ..........................         1,450,000        16,559,000
   Target ..................................           630,000        25,993,800
                                                                 ---------------
                                                                      42,552,800
                                                                 ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 5.1%
   Ingram Micro, Cl A* .....................         1,260,000        18,295,200
   Intel ...................................         1,650,000        26,037,000
                                                                 ---------------
                                                                      44,332,200
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $908,342,702) ..................                         860,445,034
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND
                                                        APRIL 30, 2009

SHORT-TERM INVESTMENT (A) -- 0.5%

                                                    SHARES            VALUE
                                               ---------------   ---------------
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 0.880%
      (Cost $4,601,279) ....................         4,601,279   $     4,601,279
                                                                 ---------------
   TOTAL INVESTMENTS -- 99.5%
      (Cost $912,943,981) ..................                     $   865,046,313
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $869,085,562.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2009.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Food, Beverage & Tobacco                 12.5%
Telephones & Telecommunications           7.3%
Oil, Gas & Consumbale Fuels               6.3%
Broadcasting, Newspapers & Advertising    6.3%
Agriculture                               5.2%
Pharmaceuticals                           5.1%
Construction & Engineering                5.1%
Insurance                                 4.8%
Consumer Staples                          4.5%
Entertainment                             4.2%
Electronics Manufacturer                  4.0%
Trading Companies & Distributors          4.0%
Petroleum & Fuel Products                 3.0%
Computer Hardware                         2.5%
Consumer Electronics                      2.4%
Short-Term Investments                    2.3%
Business Services                         2.2%
Metals & Mining                           2.1%
Railroads                                 2.0%
Semi-Conductors & Instruments             2.0%
Industrial Machinery                      2.0%
Chemicals                                 1.9%
Energy Equipment & Services               1.9%
Apparel/Textiles                          1.8%
Investment Management Companies           1.7%
Diversified Banks                         1.5%
Data Processing                           1.4%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.7%

                                                    SHARES            VALUE
                                               ---------------   ---------------
BERMUDA -- 1.7%
   GP Investments BDR ......................            93,290   $       318,300
                                                                 ---------------
BRAZIL -- 4.5%
   Petroleo Brasileiro ADR .................            10,500           352,485
   Petroleo Brasileiro, Sponsored, Cl A
      ADR ..................................             7,700           207,746
   Redecard ................................            22,000           279,457
                                                                 ---------------
                                                                         839,688
                                                                 ---------------
CANADA -- 4.1%
   Canadian National Railway ...............             9,400           379,948
   Kinross Gold ............................            25,000           386,250
                                                                 ---------------
                                                                         766,198
                                                                 ---------------
CHINA -- 2.5%
   China Railway Group* ....................           675,000           465,959
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
FRANCE -- 11.0%
   JC Decaux ...............................            28,000   $       402,194
   Publicis Groupe .........................            13,500           416,184
   Saft Groupe .............................            12,000           369,703
   Total ...................................            10,500           533,515
   UBISOFT Entertainment* ..................            17,000           335,648
                                                                 ---------------
                                                                       2,057,244
                                                                 ---------------
GERMANY -- 15.5%
   Adidas ..................................             8,900           337,527
   Allianz .................................             4,300           397,374
   Bayer ...................................            10,500           523,289
   Deutsche Boerse .........................             5,500           408,131
   GEA Group ...............................            28,000           369,544
   Henkel & KGaA ...........................            15,300           379,327
   Hochtief ................................            10,000           491,479
                                                                 ---------------
                                                                       2,906,671
                                                                 ---------------
HONG KONG -- 4.6%
   Lenovo Group Ltd. .......................         1,700,000           467,217
   Noble Group .............................           443,000           389,859
                                                                 ---------------
                                                                         857,076
                                                                 ---------------
ISRAEL -- 2.3%
   Teva Pharmaceutical Industries ADR ......            10,000           438,900
                                                                 ---------------
JAPAN -- 6.7%
   Mitsui ..................................            34,000           358,713
   Nintendo ADR ............................            13,500           454,275
   Sony Financial Holdings GDR .............               140           439,701
                                                                 ---------------
                                                                       1,252,689
                                                                 ---------------
NETHERLANDS -- 5.3%
   Heineken ................................            17,000           508,653
   Unilever ................................            24,000           474,960
                                                                 ---------------
                                                                         983,613
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
NORWAY -- 3.1%
   Yara International ......................            21,000   $       571,585
                                                                 ---------------
SINGAPORE -- 5.5%
   Flextronics International* ..............           100,000           388,000
   Singapore Telecommunications ADR ........            21,000           359,100
   United Overseas Bank ....................            37,000           288,045
                                                                 ---------------
                                                                       1,035,145
                                                                 ---------------
SPAIN -- 2.7%
   Telefonica ADR ..........................             9,000           506,610
                                                                 ---------------
SWITZERLAND -- 9.6%
   ACE .....................................            11,100           514,152
   Givaudan ................................               550           351,069
   Philip Morris International .............            15,000           543,000
   Syngenta ................................             1,800           387,199
                                                                 ---------------
                                                                       1,795,420
                                                                 ---------------
UNITED KINGDOM -- 18.6%
   ARM Holdings ADR ........................            70,000           371,700
   BP ADR ..................................            15,000           636,900
   British Sky Broadcasting Group ..........            12,200           347,090
   Britvic .................................            90,000           349,077
   Diageo ADR ..............................            11,000           526,350
   Imperial Tobacco Group ..................            18,000           413,692
   Vodafone Group ADR ......................            27,000           495,450
   Wellstream Holdings .....................            45,400           349,826
                                                                 ---------------
                                                                       3,490,085
                                                                 ---------------
TOTAL COMMON STOCK
   (Cost $18,583,855) ......................                          18,285,183
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
                                                           APRIL 30, 2009

SHORT-TERM INVESTMENT (A) -- 2.3%

                                                    SHARES           VALUE
                                               ---------------   ---------------
   Union Bank, N.A. Money Market Fund,
      0.020% (Cost $424,325) ...............           424,325   $       424,325
                                                                 ---------------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $19,008,180) ...................                     $    18,709,508
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $18,710,429.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2009.

ADR  AMERICAN DEPOSITARY RECEIPT

BDR  BRAZILIAN DEPOSITARY RECEIPT

CL   CLASS

GDR  GLOBAL DEPOSITARY RECEIPT

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Medical Products & Services              16.1%
Insurance                                 9.8%
Business Services                         8.8%
Semi-Conductors & Instruments             8.1%
Aerospace/Defense Equipment               6.3%
Computer Software                         4.7%
Energy Equipment & Services               4.3%
Oil, Gas & Consumbale Fuels               4.1%
Agriculture                               3.8%
Short-Term Investments                    3.0%
Restaurants                               2.4%
Entertainment                             2.3%
Food, Beverage & Tobacco                  2.3%
Heating & Refrigeration Equipment         2.1%
Broadcasting, Newspapers & Advertising    2.0%
Computer Hardware                         2.0%
Chemicals                                 1.9%
Human Resource & Employment Services      1.9%
Consumer Staples                          1.9%
Retail                                    1.9%
Construction & Engineering                1.8%
Invesment Management Companies            1.8%
Machinery                                 1.8%
Energy Miscellaneous                      1.7%
Industrial/Machinery                      1.6%
Electic Utilities                         1.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 95.7%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AEROSPACE/DEFENSE EQUIPMENT -- 6.2%
   Alliant Techsystems* ....................            12,200   $       971,730
   Orbital Sciences* .......................            57,000           881,220
   Spirit Aerosystems Holdings, Cl A* ......            50,000           637,500
                                                                 ---------------
                                                                       2,490,450
                                                                 ---------------
AGRICULTURE -- 3.8%
   Corn Products International .............            36,000           860,400
   Fresh Del Monte Produce* ................            44,200           641,784
                                                                 ---------------
                                                                       1,502,184
                                                                 ---------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.9%
   Harmonic* ...............................           105,000           769,650
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
BUSINESS SERVICES -- 6.2%
   Broadridge Financial Solutions ..........            36,000   $       696,600
   DST Systems* ............................            23,000           831,910
   Portfolio Recovery Associates* ..........            27,500           961,675
                                                                 ---------------
                                                                       2,490,185
                                                                 ---------------
CHEMICALS -- 1.9%
   Albemarle ...............................            28,500           764,370
                                                                 ---------------
COMPUTER HARDWARE -- 2.0%
   Diebold .................................            30,000           792,900
                                                                 ---------------
COMPUTER SOFTWARE -- 4.7%
   Epicor Software* ........................           190,700         1,052,664
   Synopsys* ...............................            37,200           810,216
                                                                 ---------------
                                                                       1,862,880
                                                                 ---------------
CONSTRUCTION & ENGINEERING -- 1.8%
   KBR .....................................            45,700           713,834
                                                                 ---------------
CONSUMER STAPLES -- 1.8%
   Chattem* ................................            13,400           735,794
                                                                 ---------------
ELECTRIC UTILITIES -- 1.6%
   Portland General Electric ...............            34,000           621,180
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 4.2%
   Oil States International* ...............            42,000           793,800
   Superior Energy Services* ...............            47,000           902,870
                                                                 ---------------
                                                                       1,696,670
                                                                 ---------------
ENERGY MISCELLANEOUS -- 1.7%
   Covanta Holding* ........................            48,200           680,102
                                                                 ---------------
ENTERTAINMENT -- 2.3%
   DreamWorks Animation SKG, Cl A* .........            37,600           902,776
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 2.3%
   Hain Celestial Group* ...................            54,000           901,260
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
HEATING & REFRIGERATION EQUIPMENT -- 2.1%
   Lennox International ....................            25,800   $       822,762
                                                                 ---------------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.9%
   Heidrick & Struggles International ......            45,000           760,500
                                                                 ---------------
INSURANCE -- 9.7%
   American Equity Investment Life
      Holding ..............................           139,200           783,696
   Aspen Insurance Holdings Ltd. ...........            34,300           808,794
   Hanover Insurance Group .................            23,600           707,528
   Max Re Capital Ltd. .....................            45,800           757,990
   Reinsurance Group of America, Cl A ......            25,300           804,287
                                                                 ---------------
                                                                       3,862,295
                                                                 ---------------
INVESTMENT MANAGEMENT COMPANIES -- 1.8%
   Federated Investors, Cl B ...............            31,300           716,144
                                                                 ---------------
MACHINERY -- 3.3%
   Kennametal ..............................            34,200           699,390
   Robbins & Myers .........................            33,000           625,350
                                                                 ---------------
                                                                       1,324,740
                                                                 ---------------
MEDICAL PRODUCTS & SERVICES -- 15.9%
   Amedisys* ...............................            23,000           771,420
   Health Net* .............................            46,000           664,240
   inVentiv Health* ........................            60,300           668,727
   Inverness Medical Innovations* ..........            22,000           710,380
   Orthofix International* .................            33,000           562,650
   Psychiatric Solutions* ..................            45,000           872,550
   ResMed* .................................            18,000           692,100
   Universal Health Services, Cl B .........            14,000           705,600
   West Pharmaceutical Services ............            21,000           685,650
                                                                 ---------------
                                                                       6,333,317
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 4.1%
   Forest Oil* .............................            53,700           859,200
   Rosetta Resources* ......................           107,600           758,580
                                                                 ---------------
                                                                       1,617,780
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND
                                                               APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
RESTAURANTS -- 2.3%
   Jack in the Box* ........................            37,500   $       922,125
                                                                 ---------------
RETAIL -- 1.8%
   Stage Stores ............................            60,000           735,000
                                                                 ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 8.0%
   ATMI* ...................................            51,000           805,290
   Intersil, Cl A ..........................            70,000           812,000
   ON Semiconductor* .......................           155,000           840,100
   Semtech* ................................            49,500           713,790
                                                                 ---------------
                                                                       3,171,180
                                                                 ---------------
SPECIALTY RETAIL -- 2.4%
   Sotheby's ...............................            82,000           952,020
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $42,766,303) ...................                          38,142,098
                                                                 ---------------
SHORT-TERM INVESTMENT (A) -- 3.0%
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 0.880%
      (Cost $1,183,842) ....................         1,183,842         1,183,842
                                                                 ---------------
   TOTAL INVESTMENTS -- 98.7%
      (Cost $43,950,145) ...................                     $    39,325,940
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $39,839,859.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2009.

CL   CLASS

LTD. LIMITED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR
                                                           AGGRESSIVE VALUE FUND
                                                           APRIL 30, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels       16.5%
Semi-Conductors & Instruments     13.3%
Food, Beverage & Tobacco          10.7%
Business Services                 10.5%
Communications & Media             7.5%
Consumer Staples                   6.7%
Chemicals                          3.8%
Battery Technology                 3.4%
Insurance                          3.4%
Investment Management Companies    3.2%
Electronics Manufacturer           3.2%
Entertainment                      3.1%
Construction & Engineering         3.0%
Retail                             3.0%
Computers & Services               3.0%
Energy Equipment & Services        2.8%
Short-Term Investment              2.9%
Purchased Options                  0.0%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.1%

                                                    SHARES            VALUE
                                               ---------------   ---------------
BATTERY TECHNOLOGY -- 3.3%
   Saft Groupe .............................            18,000   $       554,554
                                                                 ---------------
BUSINESS SERVICES -- 10.4%
   Deutsche Boerse .........................             5,200           385,869
   Western Union ...........................            80,000         1,340,000
                                                                 ---------------
                                                                       1,725,869
                                                                 ---------------
CHEMICALS -- 3.8%
   EI Du Pont de Nemours ...................            22,500           627,750
                                                                 ---------------
COMMUNICATIONS & MEDIA -- 7.4%
   DIRECTV Group* ..........................            50,000         1,236,500
                                                                 ---------------
COMPUTERS & SERVICES -- 3.0%
   Lenovo Group Ltd. .......................         1,800,000           494,700
                                                                 ---------------
CONSTRUCTION & ENGINEERING -- 3.0%
   KBR .....................................            32,000           499,840
                                                                 ---------------
CONSUMER STAPLES -- 6.7%
   CVS Caremark ............................            35,000         1,112,300
                                                                 ---------------
ELECTRONICS MANUFACTURER -- 3.2%
   Flextronics International Ltd.* .........           135,000           523,800
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR
                                                           AGGRESSIVE VALUE FUND
                                                           APRIL 30, 2009

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
ENERGY EQUIPMENT & SERVICES -- 2.8%
   Weatherford International* ..............            28,000   $       465,640
                                                                 ---------------
ENTERTAINMENT -- 3.0%
   Nintendo ADR ............................            15,000           504,750
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 10.6%
   Altria Group ............................            50,000           816,500
   Heineken ................................            15,000           448,812
   Unilever ................................            25,000           494,750
                                                                 ---------------
                                                                       1,760,062
                                                                 ---------------
INSURANCE -- 3.3%
   ACE Ltd. ................................            12,000           555,840
                                                                 ---------------
INVESTMENT MANAGEMENT COMPANIES -- 3.2%
   AllianceBernstein Holding ...............            30,000           525,600
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 16.3%
   Anadarko Petroleum ......................            19,600           843,976
   BP ADR ..................................            16,000           679,360
   Marathon Oil ............................            22,000           653,400
   Rosetta Resources* ......................            75,000           528,750
                                                                 ---------------
                                                                       2,705,486
                                                                 ---------------
RETAIL -- 3.0%
   Target ..................................            12,000           495,120
                                                                 ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 13.1%
   ATMI* ...................................            34,000           536,860
   Ingram Micro, Cl A* .....................            40,000           580,800
   Intel ...................................            33,000           520,740
   ON Semiconductor* .......................           100,000           542,000
                                                                 ---------------
                                                                       2,180,400
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $13,802,800) ...................                          15,968,211
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR
                                                           AGGRESSIVE VALUE FUND
                                                           APRIL 30, 2009

PURCHASED OPTION -- 0.0%

                                                  CONTRACTS/
                                                    SHARES            VALUE
                                               ---------------   ---------------
OIL, GAS & CONSUMABLE FUELS -- 0.0%
   BP, Call, Expires 07/18/09, Strike Price:
       $50.00*
      (Cost $74,600) .......................               200   $         5,000
                                                                 ---------------
SHORT-TERM INVESTMENT (A) (B) -- 2.8%
   Union Bank , N.A. Money Market Fund,
      0.020%
      (Cost $472,522) ......................           472,522           472,522
                                                                 ---------------
   TOTAL INVESTMENTS -- 98.9%
      (Cost $14,349,922) ...................                     $    16,445,733
                                                                 ===============
WRITTEN OPTION -- (0.4) %
OIL, GAS & CONSUMABLE FUELS -- (0.04)%
   BP, Put, Expires 01/16/10, Strike Price:
      $45.00* ..............................              (100)          (74,200)
                                                                 ---------------
     (Premiums received ($49,200)) .........                     $       (74,200)
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $16,619,805.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF APRIL 30, 2009.

(B) SECURITY, OR A PORTION THEREOF, HAS BEEN PLEDGED AS COLLATERAL ON WRITTEN OPTIONS.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LTD. LIMITED

Contracts For Differences held by the Fund at April 30, 2009, are as follows:

                                     NUMBER OF
                                     CONTRACTS                 UNREALIZED
TYPE OF                                LONG       NOTIONAL    APPRECIATION
CONTRACT                              (SHORT)      AMOUNT    (DEPRECIATION)
--------                             ---------   ---------   --------------
Altria                                 30,000    $ 462,341     $  27,559
DST Systems                            20,000      726,270        (2,870)
PowerShares DB Gold Double Long       (50,000)    (909,930)       (8,570)
State Street                           (4,200)    (144,526)        1,180
Time Warner                            25,000      768,798      (223,048)
Vodafone Group                         50,000      912,610         4,890
                                                               ---------
                                                               $(200,859)
                                                               =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                                  INTERNATIONAL
                                                 OPPORTUNITY         EQUITY
                                                     FUND             FUND
                                               ---------------   ---------------
ASSETS:
Cost of securities .........................   $   912,943,981   $    19,008,180
                                               ===============   ===============
Investments in securities at value .........   $   865,046,313   $    18,709,508
Foreign Cash (Cost $0 and $14,685,
   respectively) ...........................                --            14,683
Receivable for investment securities sold ..        16,324,187                --
Receivable for capital shares sold .........           928,039                --
Dividend receivable ........................           489,429            34,979
Receivable for dividend tax reclaim ........                --            12,761
Prepaid expenses ...........................            28,557             8,974
                                               ---------------   ---------------
      Total Assets .........................       882,816,525        18,780,905
                                               ---------------   ---------------
LIABILITIES:
Payable for investment securities
   purchased ...............................        11,657,720                --
Payable for capital shares redeemed ........         1,066,078            13,195
Payable to investment adviser ..............           525,931            15,640
Shareholder servicing fees payable .........           126,772             7,379
Payable to administrator ...................            51,165             1,099
Payable to trustees ........................             5,830               129
Chief Compliance Officer fees payable ......             5,314               117
Other accrued expenses .....................           292,153            32,917
                                               ---------------   ---------------
      Total Liabilities ....................        13,730,963            70,476
                                               ---------------   ---------------
   NET ASSETS ..............................   $   869,085,562   $    18,710,429
                                               ===============   ===============
NET ASSETS CONSIST OF:
Paid-in Capital ............................   $ 1,434,498,554   $    31,667,377
Undistributed (distributions in excess of)
   net investment income ...................         2,213,043            (1,674)
Accumulated net realized loss on
   investments .............................      (519,728,367)      (12,656,560)
Net unrealized depreciation on
   investments .............................       (47,897,668)         (298,672)
Net unrealized depreciation on translation
   of other assets and liabilities
   denominated in foreign currencies .......                --               (42)
                                               ---------------   ---------------
   NET ASSETS ..............................   $   869,085,562   $    18,710,429
                                               ===============   ===============
INVESTOR CLASS SHARES:
Net Assets .................................   $   634,968,685   $    18,710,429
Total shares outstanding at end of year ....        55,541,830         1,544,402
Net Asset Value Per Share
   (Net Assets / Shares Outstanding) .......   $         11.43   $         12.11
INSTITUTIONAL CLASS SHARES:
Net Assets .................................   $   234,116,877               n/a
Total shares outstanding at end of year ....        20,474,464               n/a
Net Asset Value Per Share
   (Net Assets / Shares Outstanding) .......   $         11.43               n/a

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                 CONQUISTADOR       AGGRESSIVE
                                                     FUND           VALUE FUND
                                               ---------------   ---------------
ASSETS:
Cost of securities .........................   $    43,950,145   $    14,349,922
Premiums received from written options .....                --           (49,200)
                                               ===============   ===============
Investments in securities at value .........   $    39,325,940   $    16,445,733
Receivable for investment securities sold ..           837,503           572,645
Cash .......................................                --           350,000+
Receivable for capital shares sold .........            18,484             3,846
Dividend receivable ........................            10,948             7,849
Receivable for dividend tax reclaim ........               141               630
Unrealized gain on foreign currency spot
   contracts ...............................                --               394
Prepaid expenses ...........................            15,057             9,977
                                               ---------------   ---------------
      Total Assets .........................        40,208,073        17,391,074
                                               ---------------   ---------------
LIABILITIES:
Unrealized loss on contracts for
   differences .............................                --           200,859
Written options, at value ..................                --            74,200
Payable for closed contracts for
   differences .............................                --             2,620
Payable to custodian .......................                --           111,907
Payable for investment securities
   purchased ...............................           249,782           329,553
Payable for capital shares redeemed ........            62,815                 2
Payable to investment adviser ..............             3,451            19,200
Shareholder servicing fees payable .........            13,602             3,560
Payable to administrator ...................             2,287               902
Payable to trustees ........................               259               110
Chief Compliance Officer fees payable ......               236               100
Other accrued expenses .....................            35,782            28,256
                                               ---------------   ---------------
      Total Liabilities ....................           368,214           771,269
                                               ---------------   ---------------
   NET ASSETS ..............................   $    39,839,859   $    16,619,805
                                               ===============   ===============
NET ASSETS CONSIST OF:
Paid-in Capital ............................   $    63,258,614   $    25,072,969
Accumulated net investment loss ............            (3,152)               --
Accumulated net realized loss on investments
   and written options .....................       (18,791,398)      (10,323,564)
Net unrealized appreciation (depreciation)
   on investments and written options ......        (4,624,205)        2,070,811
Net unrealized depreciation on contracts for
   differences .............................                --          (200,859)
Net unrealized appreciation on foreign
   currency contracts, foreign currencies
   and translation of other assets and
   liabilities denominated in foreign
   currencies ..............................                --               448
                                               ---------------   ---------------
NET ASSETS .................................   $    39,839,859   $    16,619,805
                                               ===============   ===============
INVESTOR CLASS SHARES:
Net Assets .................................   $    39,184,048   $    16,619,805
Total shares outstanding at end of year ....         4,085,066         2,663,224
Net Asset Value Per Share
   (Net Assets / Shares Outstanding) .......   $          9.59  $           6.24
INSTITUTIONAL CLASS SHARES:
Net Assets .................................   $       655,811               n/a
Total shares outstanding at end of year ....            68,300               n/a
Net Asset Value Per Share
   (Net Assets / Shares Outstanding) .......   $          9.60               n/a

+    PLEDGED AS COLLATERAL FOR CONTRACTS FOR DIFFERENCES (NOTE 2).

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR FUNDS
                                                              FOR THE YEAR ENDED
                                                              APRIL 30, 2009

STATEMENTS OF OPERATIONS

                                                                  INTERNATIONAL
                                                 OPPORTUNITY         EQUITY
                                                     FUND             FUND
                                               ---------------   ---------------
INVESTMENT INCOME
Dividends ..................................   $    25,510,931   $       701,291
Less: Foreign Taxes Withheld ...............         (108,889)           (40,664)
                                               ---------------   ---------------
TOTAL INVESTMENT INCOME ....................        25,402,042           660,627
                                               ---------------   ---------------
EXPENSES
Investment Advisory Fees ...................        11,941,920           298,542
Shareholder Servicing Fees -- Investor
   Class ...................................         2,090,334            33,089
Administration Fees ........................           801,722            17,497
Trustees' Fees .............................            31,205               673
Chief Compliance Officer Fees ..............            15,053               332
Transfer Agent Fees ........................           667,590            31,176
Printing Fees ..............................           266,270             5,399
Legal Fees .................................            61,588             1,458
Custodian Fees .............................            56,655            21,881
Registration & Filing Fees .................            51,023            16,620
Audit Fees .................................            21,197            18,652
Other Expenses .............................            40,420            13,620
                                               ---------------   ---------------
   TOTAL EXPENSES ..........................        16,044,977           458,939
                                               ---------------   ---------------
Less:
   Investment Advisory Fees Waiver .........        (1,834,813)          (72,214)
   Fees Paid Indirectly (Note 3) ...........           (41,251)           (3,544)
                                               ---------------   ---------------
   NET EXPENSES ............................        14,168,913           383,181
                                               ---------------   ---------------
NET INVESTMENT INCOME ......................        11,233,129           277,446
                                               ---------------   ---------------
NET REALIZED LOSS ON INVESTMENTS ...........      (516,263,055)      (10,002,050)
NET REALIZED LOSS ON CONTRACTS FOR
   DIFFERENCES .............................                --        (2,362,111)
NET REALIZED GAIN (LOSS) ON FOREIGN
   CURRENCY TRANSACTIONS ...................           (28,154)          158,648
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...........      (216,540,770)       (8,355,639)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON CONTRACTS FOR
   DIFFERENCES .............................                --          (228,205)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN CURRENCIES AND
   TRANSLATION OF OTHER ASSETS AND
   LIABILITIES DENOMINATED IN
   FOREIGN CURRENCIES ......................                --             8,681
                                               ---------------   ---------------
NET LOSS ON INVESTMENTS, CONTRACTS FOR
   DIFFERENCES AND FOREIGN CURRENCY
   TRANSACTIONS ............................      (732,831,979)      (20,780,676)
                                               ---------------   ---------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS ..............................   $  (721,598,850)  $   (20,503,230)
                                               ===============   ===============

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR FUNDS
                                                              FOR THE YEAR ENDED
                                                              APRIL 30, 2009

STATEMENTS OF OPERATIONS

                                                 CONQUISTADOR       AGGRESSIVE
                                                     FUND           VALUE FUND
                                               ---------------   ---------------
INVESTMENT INCOME
Dividends ..................................   $       465,499   $       328,070
Less: Foreign Taxes Withheld ...............                --            (2,993)
                                               ---------------   ---------------
TOTAL INVESTMENT INCOME ....................           465,499           325,077
                                               ---------------   ---------------
EXPENSES
Investment Advisory Fees ...................           565,456           185,744
Shareholder Servicing Fees -- Investor
   Class ...................................            85,063            22,182
Administration Fees ........................            32,619            11,907
Trustees' Fees .............................             1,269               461
Chief Compliance Officer Fees ..............               641               243
Transfer Agent Fees ........................            50,167            29,557
Legal Fees .................................            26,393             1,438
Registration & Filing Fees .................            21,965            14,222
Audit Fees .................................            18,701            18,636
Printing Fees ..............................            11,291             4,531
Custodian Fees .............................             2,431             9,384
Offering Costs .............................                --            16,042
Other Expenses .............................             3,541             1,495
                                               ---------------   ---------------
   TOTAL EXPENSES ..........................           819,537           315,842
                                               ---------------   ---------------
Less:
   Investment Advisory Fees Waiver .........          (130,305)          (36,521)
   Fees Paid Indirectly (Note 3) ...........            (8,960)             (658)
                                               ---------------   ---------------
   NET EXPENSES ............................           680,272           278,663
                                               ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ...............          (214,773)           46,414
NET REALIZED LOSS ON INVESTMENTS ...........       (14,486,685)       (9,327,288)
NET REALIZED LOSS ON CONTRACTS FOR
   DIFFERENCES .............................                --          (883,047)
NET REALIZED LOSS ON FOREIGN CURRENCY
   TRANSACTIONS ............................                --           (10,357)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS ...........        (5,777,461)          387,243
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON WRITTEN OPTIONS .......                --           (25,000)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON CONTRACTS FOR
   DIFFERENCES .............................                --          (200,859)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN CURRENCIES AND
   TRANSLATION OF OTHER ASSETS AND
   LIABILITIES DENOMINATED IN FOREIGN
   CURRENCIES ..............................                --               444
                                               ---------------   ---------------
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS,
   CONTRACTS FOR DIFFERENCES AND FOREIGN
   CURRENCY TRANSACTIONS ...................       (20,264,146)      (10,058,864)
                                               ---------------   ---------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS ..............................   $   (20,478,919)  $   (10,012,450)
                                               ===============   ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  APRIL 30,         APRIL 30,
                                                     2009              2008
                                               ---------------   ---------------
OPERATIONS:
   Net Investment Income ...................   $    11,233,129   $     5,737,359
   Net Realized Gain (Loss) on
      Investments ..........................      (516,263,055)       46,424,157
   Net Realized Loss on Foreign Currency
      Transactions .........................           (28,154)          (14,845)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ........      (216,540,770)     (222,609,410)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies
      and Translation of Other Assets and
      Liabilities Denominated in Foreign
      Currencies ...........................                --            17,121
                                               ---------------   ---------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................      (721,598,850)     (170,445,618)
                                               ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
      Investor Class Shares ................        (5,613,515)       (3,730,609)
      Institutional Class Shares ...........        (2,936,706)       (5,419,692)
   Realized Gains:
      Investor Class Shares ................       (13,277,301)      (52,029,170)
      Institutional Class Shares ...........        (4,786,577)      (36,557,965)
                                               ---------------   ---------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .......       (26,614,099)      (97,737,436)
                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Investor Class Shares
      Issued ...............................       678,896,628       414,478,483
      Reinvestment of Distributions ........        15,041,722        52,907,995
      Redeemed .............................      (668,149,432)     (896,089,594)
                                               ---------------   ---------------
   Net Increase (Decrease) from Investor
      Class Share Transactions .............        25,788,918      (428,703,116)
                                               ---------------   ---------------
   Institutional Class Shares
      Issued ...............................       202,602,626       134,016,257
      Reinvestment of Distributions ........         7,473,993        40,627,042
      Redeemed .............................      (502,426,785)     (236,109,827)
                                               ---------------   ---------------
   Net Decrease from Institutional Class
      Share Transactions ...................      (292,350,166)      (61,466,528)
                                               ---------------   ---------------
   NET DECREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...................      (266,561,248)     (490,169,644)
                                               ---------------   ---------------
   TOTAL DECREASE IN NET ASSETS ............    (1,014,774,197)     (758,352,698)
NET ASSETS:
   Beginning of year .......................     1,883,859,759     2,642,212,457
                                               ---------------   ---------------
   End of year (including undistributed net
      investment income of $2,213,043 and
      $0, respectively) ....................   $   869,085,562   $ 1,883,859,759
                                               ===============   ===============
SHARE TRANSACTIONS:
   Investor Class Shares
      Issued ...............................        52,032,952        20,885,157
      Reinvestment of Distributions ........         1,407,848         2,763,976
      Redeemed .............................       (56,081,400)      (45,421,677)
                                               ---------------   ---------------
   Total Decrease in Investor Class
      Shares ...............................        (2,640,600)      (21,772,544)
                                               ---------------   ---------------
   Institutional Class Shares
      Issued ...............................        12,422,735         6,667,237
      Reinvestment of Distributions ........           697,106         2,116,420
      Redeemed .............................       (35,397,787)      (12,028,248)
                                               ---------------   ---------------
Total Decrease in Institutional Class
   Shares ..................................       (22,277,946)       (3,244,591)
                                               ---------------   ---------------
NET DECREASE IN SHARES OUTSTANDING .........       (24,918,546)      (25,017,135)
                                               ===============   ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  APRIL 30,         APRIL 30,
                                                    2009               2008
                                               ---------------   ---------------
OPERATIONS:
   Net Investment Income ...................   $       277,446   $       238,271
   Net Realized Gain (Loss) on
      Investments ..........................       (10,002,050)        3,527,755
   Net Realized Loss on Contracts for
      Differences ..........................        (2,362,111)               --
   Net Realized Gain (Loss) on Foreign
      Currency Transactions ................           158,648          (118,372)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments and
      Contracts for Differences ............        (8,583,844)       (1,025,871)
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies
      and Translation of Other Assets and
      Liabilities Denominated in Foreign
      Currencies ...........................             8,681           (12,189)
                                               ---------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ............       (20,503,230)        2,609,594
                                               ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...................          (240,096)         (341,813)
   Realized Gains ..........................        (2,081,041)       (3,227,156)
   Return of Capital .......................           (26,208)               --
                                               ---------------   ---------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .......        (2,347,345)       (3,568,969)
                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..................................         4,085,710         3,954,858
   Reinvestment of Distributions ...........         2,347,292         3,568,009
   Redemption Fees -- Note 2 ...............             3,498             6,062
   Redeemed ................................        (8,484,948)       (2,591,172)
                                               ---------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS ......        (2,048,448)        4,937,757
                                               ---------------   ---------------
   TOTAL INCREASE (DECREASE) IN NET
      ASSETS ...............................       (24,899,023)        3,978,382
NET ASSETS:
   Beginning of year .......................        43,609,452        39,631,070
                                               ---------------   ---------------
   End of year (including distributions in
      excess of net investment income of
      $(1,674) and $(106,955), respectively)   $    18,710,429   $    43,609,452
                                               ===============   ===============
SHARE TRANSACTIONS:
   Issued ..................................           317,963           149,740
   Reinvestment of Distributions ...........           194,367           132,394
   Redeemed ................................          (654,804)         (103,618)
                                               ---------------   ---------------
   NET INCREASE (DECREASE) IN SHARES
      OUTSTANDING ..........................          (142,474)          178,516
                                               ===============   ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  APRIL 30,         APRIL 30,
                                                     2009              2008
                                               ---------------   ---------------
OPERATIONS:
   Net Investment Loss .....................   $      (214,773)  $      (294,724)
   Net Realized Loss on Investments ........       (14,486,685)       (4,286,448)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ........        (5,777,461)       (5,818,987)
                                               ---------------   ---------------
   NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS ...........................       (20,478,919)      (10,400,159)
                                               ---------------   ---------------
DISTRIBUTIONS AND DISTRIBUTIONS:
   Realized Gains ..........................                --        (3,229,438)
                                               ---------------   ---------------
   TOTAL DISTRIBUTIONS .....................                --        (3,229,438)
                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Investor Shares
      Issued ...............................        15,311,178        26,628,339
      Reinvestment of Distributions ........                --         2,852,170
      Redemption Fees -- Note 2 ............             4,483             3,812
      Redeemed .............................       (24,587,632)      (19,049,437)
                                               ---------------   ---------------
   Net Increase (Decrease) in Net Assets
      from Investor Share Transactions .....        (9,271,971)       10,434,884
                                               ---------------   ---------------
   Institutional Shares*
      Issued ...............................           655,735                --
      Redeemed .............................               (50)               --
                                               ---------------   ---------------
   Net Increase in Net Assets from
      Institutional Share Transactions .....           655,685                --
                                               ---------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS ......        (8,616,286)       10,434,884
                                               ---------------   ---------------
   TOTAL DECREASE IN NET ASSETS ............       (29,095,205)       (3,194,713)
NET ASSETS:
   Beginning of year .......................        68,935,064        72,129,777
                                               ---------------   ---------------
   End of year (including distributions in
      excess of net investment income of
      $(3,152) and $(12,596),
      respectively) ........................   $    39,839,859   $    68,935,064
                                               ===============   ===============
SHARE TRANSACTIONS:
   Investor Shares
      Issued ...............................         1,475,468         1,842,316
      Reinvestment of Distributions ........                --           205,045
      Redeemed .............................        (2,487,184)       (1,341,764)
                                               ---------------   ---------------
Total Increase (Decrease) in Investor
   Shares ..................................        (1,011,716)          705,597
                                               ---------------   ---------------
Institutional Shares*
   Issued ..................................            68,306                --
   Redeemed ................................                (6)               --
                                               ---------------   ---------------
Total Increase in Institutional Shares .....            68,300                --
                                               ---------------   ---------------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING .............................          (943,416)          705,597
                                               ===============   ===============

*    COMMENCED OPERATIONS ON OCTOBER 31, 2008.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR           AUGUST 31,
                                                    ENDED            2007* TO
                                                  APRIL 30,         APRIL 30,
                                                     2009              2008
                                               ---------------   ---------------
OPERATIONS:
   Net Investment Income (Loss) ............   $        46,414   $       (37,819)
   Net Realized Gain (Loss) on Investments
      and Written Options ..................        (9,327,288)          144,509
   Net Realized Loss on Contracts for
      Differences ..........................          (883,047)               --
   Net Realized Loss on Foreign Currency
      Transactions .........................           (10,357)          (32,282)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments,
      Contracts for Differences and Written
      Options ..............................           161,384         1,708,568
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currencies
      and Translation of Other Assets and
      Liabilities Denominated in Foreign
      Currencies ...........................               444                 4
                                               ---------------   ---------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ............       (10,012,450)        1,782,980
                                               ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...................                --            (8,227)
   Realized Gains ..........................          (476,354)               --
   Return of Capital .......................              (332)               --
                                               ---------------   ---------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .......          (476,686)           (8,227)
                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..................................        12,377,877        21,190,605
   Reinvestment of Distributions ...........           476,686             8,227
   Redemption Fees -- Note 2 ...............            19,513             4,758
   Redeemed ................................        (7,686,142)       (1,057,336)
                                               ---------------   ---------------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...................         5,187,934        20,146,254
                                               ---------------   ---------------
   TOTAL INCREASE (DECREASE) IN NET
      ASSETS ...............................        (5,301,202)       21,921,007
NET ASSETS:
   Beginning of period .....................        21,921,007                --
                                               ---------------   ---------------
   End of period (including accumulated net
      investment loss of $0 and $(31,335),
      respectively) ........................   $    16,619,805   $    21,921,007
                                               ===============   ===============
SHARE TRANSACTIONS:
   Issued ..................................         1,847,127         2,143,496
   Reinvestment of Distributions ...........            88,765               803
   Redeemed ................................        (1,307,986)         (108,981)
                                               ---------------   ---------------
   NET INCREASE IN SHARES OUTSTANDING ......           627,906         2,035,318
                                               ===============   ===============

*    COMMENCEMENT OF OPERATIONS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                         CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 INVESTOR CLASS SHARES*
                                               ----------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                               ----------------------------------------------------------
                                                 2009         2008          2007        2006       2005
                                               --------    ----------    ----------   --------   --------
Net Asset Value, Beginning of Year .........   $  18.65    $    20.97    $    18.98   $  16.31   $  14.91
Income (Loss) from Operations:
Net Investment Income(1) ...................       0.11          0.03          0.09       0.09       0.05
Net Realized and Unrealized Gain (Loss) ....      (7.04)        (1.45)         2.25       2.66       1.41
                                               --------    ----------    ----------   --------   --------
Total from Operations ......................      (6.93)        (1.42)         2.34       2.75       1.46
                                               --------    ----------    ----------   --------   --------
Dividends and Distributions:
Net Investment Income ......................      (0.09)        (0.06)        (0.09)     (0.04)     (0.06)
Net Realized Gain ..........................      (0.20)        (0.84)        (0.26)     (0.04)        --
                                               --------    ----------    ----------   --------   --------
Total Dividends and Distributions ..........      (0.29)        (0.90)        (0.35)     (0.08)     (0.06)
                                               --------    ----------    ----------   --------   --------
Net Asset Value, End of Year ...............   $  11.43    $    18.65    $    20.97   $  18.98   $  16.31
                                               ========    ==========    ==========   ========   ========
TOTAL RETURN+ ..............................     (37.05)%       (6.90)%       12.37%     16.87%      9.78%
                                               ========    ==========    ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ........   $634,969    $1,085,391    $1,676,270   $916,371   $296,946
Ratio of Expenses to Average Net Assets ....       1.20%         1.20%         1.20%      1.20%      1.51%
Ratio of Expenses to Average
Net Assets (Excluding Waivers and Fees
   Paid Indirectly) ........................       1.35%         1.31%         1.29%      1.34%      1.64%
Ratio of Net Investment Income to Average
   Net Assets ..............................       0.83%         0.16%         0.48%      0.51%      0.30%
Portfolio Turnover Rate ....................        131%           67%           59%        38%        43%

* PRIOR TO NOVEMBER 3, 2005, INVESTOR CLASS SHARES WERE OFFERED AS INSTITUTIONAL CLASS SHARES.

+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND
FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          INSTITUTIONAL CLASS SHARES
                                               -----------------------------------------------
                                                  YEAR        YEAR        YEAR     NOVEMBER 3,
                                                 ENDED       ENDED       ENDED       2005* TO
                                               APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                                  2009        2008        2007         2006
                                               ---------   ---------   ---------   -----------
Net Asset Value, Beginning of Period .......   $  18.68    $  21.00    $  18.99    $  17.27
Income (Loss) from Operations:
Net Investment Income(1) ...................       0.14        0.08        0.15        0.07
Net Realized and Unrealized Gain (Loss) ....      (7.07)      (1.44)       2.25        1.74
                                               --------    --------    --------    --------
Total from Operations ......................      (6.93)      (1.36)       2.40        1.81
                                               --------    --------    --------    --------
Dividends and Distributions:
Net Investment Income ......................      (0.12)      (0.12)      (0.13)      (0.05)
Net Realized Gain ..........................      (0.20)      (0.84)      (0.26)      (0.04)
                                               --------    --------    --------    --------
Total Dividends and Distributions ..........      (0.32)      (0.96)      (0.39)      (0.09)
                                               --------    --------    --------    --------
Net Asset Value, End of Period .............   $  11.43    $  18.68    $  21.00    $  18.99
                                               ========    ========    ========    ========
TOTAL RETURN+ ..............................     (36.94)%     (6.60)%     12.67%      10.49%
                                               ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......   $234,117    $798,469    $965,942    $957,570
Ratio of Expenses to Average Net Assets ....       0.95%       0.95%       0.95%       0.95%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense
   Reimbursements and Fees Paid
   Indirectly) .............................       1.08%       1.05%       1.03%       1.07%**
Ratio of Net Investment Income to Average
   Net Assets ..............................       0.99%       0.40%       0.76%       0.80%**
Portfolio Turnover Rate ....................        131%         67%         59%         38%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE FUND FOR THE FISCAL YEAR ENDED APRIL 30,
     2006.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISOR DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED APRIL 30,
                                               --------------------------------------------------------
                                                 2009         2008        2007        2006        2005
                                               -------      -------     -------     -------     -------
Net Asset Value, Beginning of Year .........   $ 25.85      $ 26.27     $ 26.05     $ 22.17     $ 20.43
Income (Loss) from Operations:
Net Investment Income(1) ...................      0.16         0.15        0.23        0.25        0.11
Net Realized and Unrealized Gain (Loss) ....    (12.44)        1.73        3.50        6.06        1.65
                                               -------      -------     -------     -------     -------
Total from Operations ......................    (12.28)        1.88        3.73        6.31        1.76
                                               -------      -------     -------     -------     -------
Dividends and Distributions:
Net Investment Income ......................     (0.14)       (0.20)      (0.16)      (0.03)      (0.02)
Net Realized Gain ..........................     (1.31)       (2.10)      (3.40)      (2.40)         --
Return of Capital ..........................     (0.01)          --          --          --          --
                                               -------      -------     -------     -------     -------
Total Dividends and Distributions ..........     (1.46)       (2.30)      (3.56)      (2.43)      (0.02)
                                               -------      -------     -------     -------     -------
Redemption Fees ............................      0.00(2)      0.00(2)     0.05        0.00(2)       --
                                               -------      -------     -------     -------     -------
Net Asset Value, End of Year ...............   $ 12.11      $ 25.85     $ 26.27     $ 26.05     $ 22.17
                                               =======      =======     =======     =======     =======
TOTAL RETURN+ ..............................    (47.44)%++     6.85%      15.61%++    30.65%       8.62%
                                               =======      =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ........   $18,710      $43,609     $39,631     $42,150     $28,388
Ratio of Expenses to Average Net Assets ....      1.38%(3)     1.50%       1.50%       1.50%       1.63%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
      Indirectly) ..........................      1.65%        1.52%       1.53%       1.50%       1.63%
Ratio of Net Investment Income to Average
   Net Assets ..............................      1.00%        0.56%       0.91%       1.08%       0.52%
Portfolio Turnover Rate ....................       161%         114%         92%        102%         63%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.39%.

    AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

FINANCIAL HIGHLIGHTS

                                          SELECTED PER SHARE DATA & RATIOS FOR A
                                        SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  INVESTOR CLASS SHARES
                                               -----------------------------------------------------------
                                                  YEAR         YEAR        YEAR       YEAR      AUGUST 31,
                                                 ENDED        ENDED       ENDED       ENDED      2004* TO
                                               APRIL 30,    APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                                  2009         2008        2007       2006         2005
                                               ---------    ---------   ---------   ---------   ----------
Net Asset Value, Beginning of Period .......   $ 13.53      $ 16.43     $ 14.86     $ 11.13     $10.00
Income (Loss) from Operations:
Net Investment Loss(1) .....................     (0.05)       (0.06)      (0.11)      (0.12)     (0.05)
Net Realized and Unrealized Gain (Loss) ....     (3.89)       (2.15)       1.97        4.57       1.26
                                               -------      -------     -------     -------     ------
Total from Operations ......................     (3.94)       (2.21)       1.86        4.45       1.21
                                               -------      -------     -------     -------     ------
Dividends and Distributions:
Net Investment Income ......................        --           --          --       (0.03)     (0.03)
Net Realized Gain ..........................        --        (0.69)      (0.29)      (0.69)     (0.05)
                                               -------      -------     -------     -------     ------
Total Dividends and Distributions ..........        --        (0.69)      (0.29)      (0.72)     (0.08)
                                               -------      -------     -------     -------     ------
Redemption Fees ............................      0.00(2)      0.00(2)     0.00(2)     0.00(2)      --
                                               -------      -------     -------     -------     ------
Net Asset Value, End of Period .............   $  9.59      $ 13.53     $ 16.43     $ 14.86     $11.13
                                               =======      =======     =======     =======     ======
TOTAL RETURN+ ..............................    (29.12)%++   (13.55)%     12.63%++    40.98%++   12.09%++
                                               =======      =======     =======     =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......   $39,184      $68,935     $72,130     $13,654     $2,220
Ratio of Expenses to Average Net Assets ....      1.32%(3)     1.43%       1.50%       1.69%      1.85%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
   Indirectly) .............................      1.58%        1.46%       1.55%       3.00%      6.55%**
Ratio of Net Investment Loss to Average Net
   Assets ..................................     (0.42)%      (0.42)%     (0.72)%     (0.90)%    (0.63)%**
Portfolio Turnover Rate ....................       103%         124%         81%         91%        36%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.34%.

     AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                CAMBIAR
                                                               CONQUISTADOR FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INSTITUTIONAL CLASS SHARES
                                               --------------------------
                                                       OCTOBER 31,
                                                         2008* TO
                                                        APRIL 30,
                                                           2009
                                                       -----------
Net Asset Value, Beginning of Period .......            $ 9.60
Income (Loss) from Operations:
Net Investment Income(1) ...................              0.01
Net Realized and Unrealized Loss ...........             (0.01)
                                                        ------
Total from Operations ......................                --
                                                        ------
Net Asset Value, End of Period .............            $ 9.60
                                                        ======
TOTAL RETURN+ ..............................              0.00%
                                                        ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......            $  656
Ratio of Expenses to Average Net Assets ....              1.05%**(2)
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid
   Indirectly) .............................              1.66%**
Ratio of Net Investment Income to Average
   Net Assets ..............................              0.12%**
Portfolio Turnover Rate ....................               103%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED.

***  PORTFOLIO TURNOVER IS FOR THE FUND FOR THE FISCAL YEAR ENDED APRIL 30,
     2009.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED BY THE ADVISOR DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.10%.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR      AUGUST 31,
                                                 ENDED      2007* TO
                                               APRIL 30,    APRIL 30,
                                                  2009        2008
                                               ---------   ----------
Net Asset Value, Beginning of Period .......   $ 10.77     $ 10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1) ............      0.02       (0.03)
Net Realized and Unrealized Gain (Loss) ....     (4.42)       0.81
                                               -------     -------
Total from Operations ......................     (4.40)       0.78
                                               -------     -------
Dividends:
Net Investment Income ......................        --       (0.01)
Net Realized Gain ..........................     (0.14)         --
Return of Capital ..........................        --(2)       --
                                               -------     -------
Total Dividends ............................     (0.14)      (0.01)
                                               -------     -------
Redemption Fees ............................      0.01        0.00(2)
                                               -------     -------
Net Asset Value, End of Period .............   $  6.24     $ 10.77
                                               =======     =======
TOTAL RETURN+ ..............................    (40.52)%      7.83%
                                               =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ......   $16,620     $21,921
Ratio of Expenses to Average Net Assets ....      1.50%       1.50%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers, Expense
   Reimbursements and Fees Paid
   Indirectly) .............................      1.70%       2.23%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets ......................      0.25%      (0.46)%**
Portfolio Turnover Rate ....................       296%        184%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund (collectively the "Funds," individually a "Fund"). Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On October 31, 2008, the Cambiar Conquistador Institutional Class Shares commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     The Cambiar International Equity Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

     Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds'Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     As of April 30, 2009, there were no fair valued securities.

     On May 1, 2008, the Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

     The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

     Level 1 - quoted prices in active markets for identical investments

     Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

     Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

     The valuation techniques used by the Funds to measure fair value in accordance with FAS 157 during the year ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

     The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in accordance with FAS 157 carried at value:

INVESTMENTS IN SECURITIES         LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
-------------------------      ------------   ---------   -------   ------------
Cambiar Opportunity Fund       $865,046,313   $      --     $--     $865,046,313
Cambiar International
   Equity Fund                   18,709,508          --      --       18,709,508
Cambiar Conquistador
   Fund                          39,325,940          --      --       39,325,940
Cambiar Aggressive
   Value Fund                    16,445,733          --      --       16,445,733

OTHER FINANCIAL INSTRUMENTS*     LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
----------------------------   ------------   ---------   -------   ------------
Cambiar Aggressive
   Value Fund                  $         --   $(200,859)     $--     $  (200,859)

LIABILITIES**                    LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
----------------------------   ------------   ---------   -------   ------------
Cambiar Aggressive
   Value Fund                  $    (74,200)  $      --     $--     $    (74,200)

* Other financial instruments are derivative instruments not reflective in the Portfolio of Investments, such as contracts for differences, which are valued at the unrealized appreciation/depreciation on the instrument.

**   Includes liabilities for written option contracts.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

     OPTIONS -- The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     Written option transactions entered into during the year ended April 30, 2009 are summarized as follows:

                                      CAMBIAR AGGRESSIVE VALUE FUND
                                      -----------------------------
                                          NUMBER OF
                                          CONTRACTS   PREMIUM
                                          ---------   -------
Balance at the beginning of year ..           --      $    --
Written ...........................          100       49,200
Expired ...........................           --           --
Closing Buys ......................           --           --
                                             ---      -------
Balance at the end of year ........          100      $49,200
                                             ===      =======

     CONTRACTS FOR DIFFERENCES -- The Funds are authorized to enter into various contracts, including contracts for differences ("CFD's"), for the purposes of capitalizing on valuation anomalies that exist in the market. CFD's are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. The contracts have no expiration date.

     The CFD's utilized in Cambiar's International Equity Fund and Aggressive Value Fund are effectively total return swaps. In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     received on those stocks, less a floating rate of interest on the notional amount of the CFD. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

     CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. CFDs outstanding at period end, if any, are listed on the Schedule of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds' custodian. As of April 30, 2009, the Aggressive Value Fund held CFDs.

     EXPENSES -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     OFFERING COSTS -- The Cambiar Aggressive Value Fund's offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, were amortized over a twelve-month period from inception.

     REDEMPTION FEES -- The Cambiar International Equity Fund, Cambiar Conquistador Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

the year ended April 30, 2009, the Funds retained fees of $3,498, $4,483 and $19,513, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODY AGREEMENTS:

The Funds and SEI Investments Global Fund Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds' average daily net assets, subject to a minimum fee of $300,000.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the "Adviser").

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2009, the Cambiar Opportunity, Cambiar International Equity, Cambiar Conquistador and Cambiar Aggressive Value Funds earned credits of $41,251, $3,544, $8,960 and $658, respectively, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statements of Operations.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

Union Bank, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.   INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund's average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Conquistador and the Cambiar Aggressive Value Funds at an annual rate of 1.05%, 1.05% and 1.00%, respectively, of each Fund's average daily net assets. Prior to September 1, 2008, the Adviser provided investment advisory services to the Cambiar International Equity and Cambiar Conquistador Funds at an annual rate of 1.10% and 1.15%, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total operating expenses of the Cambiar Opportunity Fund's Investor Class Shares and the Institutional Class Shares from exceeding 1.20% and 0.95% of each Class' average daily net assets, respectively. The Adviser has also voluntarily agreed to waive a portion of its advisory fees, and to assume expenses, if necessary, in order to keep the Cambiar International Equity and Conquistador Funds' Investor Class Shares total operating expenses from exceeding 1.30% of each Fund's average daily net assets. Prior to September 1, 2008, the total operating expenses were limited to 1.50% of the Cambiar International Equity and Conquistador Funds' Investor Class Shares. The Adviser has contractually agreed, through October 27, 2009, to limit the total operating expenses of the Cambiar Conquistador Institutional Class Shares to 1.05%. The Adviser has voluntarily agreed to limit the total operating expenses of the Cambiar Aggressive Value Fund to 1.50% of the Fund's Investor Class Shares average daily net assets.

5.   INVESTMENT TRANSACTIONS:

For the year ended April 30, 2009, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

                                  PURCHASES          SALES
                               --------------   --------------
Opportunity Fund ...........   $1,574,987,385   $1,762,329,115
International Equity Fund ..       41,634,588       46,420,703
Conquistador Fund ..........       51,095,240       59,149,234
Aggressive Value Fund ......       54,116,676       48,070,679

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

6.   FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in master limited partnerships, investments in contracts for differences, reclassification of distributions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

                                     UNDISTRIBUTED   ACCUMULATED
                                    NET INVESTMENT   NET REALIZED    PAID-IN
                                     INCOME/(LOSS)    GAIN (LOSS)    CAPITAL
                                    --------------   ------------   ----------
Cambiar Opportunity Fund              $(469,865)       $501,766     $ (31,901)
Cambiar International Equity Fund        67,931         (67,931)          --
Cambiar Conquistador Fund               224,217              --      (224,217)
Cambiar Aggressive Value Fund           (15,079)        275,966      (260,887)

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

                                   ORDINARY     LONG-TERM     RETURN OF
                                    INCOME     CAPITAL GAIN    CAPITAL       TOTAL
                                  ----------   ------------   ---------   -----------
Opportunity Fund
   2009                           $8,558,754   $18,055,345    $     --    $26,614,099
   2008                            8,917,791    88,819,645          --     97,737,436
International Equity Fund
   2009                              240,135     2,081,002      26,208      2,347,345
   2008                              868,285     2,700,684          --      3,568,969
Conquistador Fund
   2009                                   --            --          --             --
   2008                            3,061,638       166,774       1,026      3,229,438
Aggressive Value Fund
   2009                              476,354            --         332        476,686
   2008                                8,227            --          --          8,227

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

As of April 30, 2009, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                 CAMBIAR          CAMBIAR         CAMBIAR       CAMBIAR
                               OPPORTUNITY     INTERNATIONAL   CONQUISTADOR    AGGRESSIVE
                                  FUND          EQUITY FUND        FUND        VALUE FUND
                              --------------   -------------   -------------   -----------
Undistributed Ordinary
   Income                     $   2,213,043    $         --    $        --     $        --
Capital Loss Carryforwards     (191,415,753)     (8,574,198)     (9,508,203)    (4,377,003)
Post-October Losses            (243,349,584)     (2,681,671)     (8,790,179)    (4,395,314)
Unrealized Appreciation
   (Depreciation)              (132,860,698)     (1,699,402)     (5,117,221)       319,153
Other Temporary Differences              --          (1,677)         (3,152)            --
                              -------------    ------------    ------------    -----------
Total Accumulated Losses      $(565,412,992)   $(12,956,948)   $(23,418,755)   $(8,453,164)
                              =============    ============    ============    ===========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2009, the following Funds had capital loss carryforwards:

                                                                TOTAL CAPITAL
                                     EXPIRES        EXPIRES          LOSS
                                       2016          2017       CARRYFORWARDS
                                    ----------   ------------   -------------
Cambiar Opportunity Fund            $       --   $191,415,753   $191,415,753
Cambiar International Equity Fund           --      8,574,198      8,574,198
Cambiar Conquistador Fund            2,796,212      6,711,991      9,508,203
Cambiar Aggressive Value Fund               --      4,377,003      4,377,003

Post-October losses represent losses realized on investment transactions from November 1, 2008 through April 30, 2009 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding written options, for Federal income tax purposes at April 30, 2009, were as follows:

                                                             NET UNREALIZED
                 FEDERAL      UNREALIZED      UNREALIZED      APPRECIATION
                TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
              ------------   ------------   --------------   --------------
Opportunity
   Fund       $997,907,011    $70,999,279   $(203,859,977)   $(132,860,698)

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                                                        NET UNREALIZED
                              FEDERAL      UNREALIZED     UNREALIZED     APPRECIATION
                              TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
                            -----------   ------------   ------------   --------------
International Equity Fund   $20,408,868    $1,572,391    $(3,271,751)    $(1,699,360)
Conquistador Fund            44,443,161     2,121,168     (7,238,389)     (5,117,221)
Aggressive Value Fund        15,901,171     2,289,649     (1,745,087)        544,562

7.   RISKS:

At April 30, 2009, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.   OTHER:

At April 30, 2009, 77% of total shares outstanding were held by four record shareholders in the Cambiar Opportunity Fund, Investor Class, 92% of total shares outstanding were held by two record shareholder in the Cambiar Opportunity Fund, Institutional Class, 24% of total shares outstanding were held by two record shareholders in the Cambiar International Equity Fund, Investor Class, 68% of total shares outstanding were held by two record shareholders in the Cambiar Conquistador Fund, Investor Class, 68% of total shares outstanding were held by one record shareholder in the Cambiar Conquistador Fund, Institutional Class and 79% of the total shares outstanding were held by three record shareholder in the Cambiar Aggressive Value Fund, each owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

9.   ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

In October 2008, the FASB issued Staff Position 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET IN A MARKET THAT IS NOT ACTIVE ("FSP 157-3"), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have an impact on the Funds' approach to valuing financial assets.

In April 2009, FASB Staff Position No. 157-4 -- DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY ("FSP 157-4") was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- FAIR VALUE MEASUREMENT. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the impact of FSP 157-4 on the Funds' financial statements.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

10.  SUBSEQUENT EVENT:

At the June 24, 2009 special meeting of the Board of Trustees, the Board approved changes to the Cambiar Conquistador Fund's current investment objective and investment strategy and approved the Fund's adoption of a non-fundamental policy requiring the Fund to invest at least 80% of its assets in securities of small capitalization companies. Related to this approval, the Board also approved a change to the name of the Fund from the Cambiar Conquistador Fund to the Cambiar Small Cap Fund. It is anticipated that the changes will be implemented on September 1, 2009 with the filing of the Fund's post-effective amendment to its registration statement.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Conquistador Fund
Cambiar Aggressive Value Fund

We have audited the accompanying statements of assets and liabilities of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund, and Cambiar Aggressive Value Fund (four of the series constituting The Advisors' Inner Circle Fund (the "Trust")), including the schedules of investments, as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the four years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended April 30, 2005 were audited by other auditors, whose report dated June 24, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Conquistador Fund, and Cambiar Aggressive Value Fund of The Advisors' Inner Circle Fund at April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods in the four years then ended, in conformity with U.S. generally accepted accounting principles.


                                         (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania
June 24, 2009

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2009.

                                   TERM OF                                NUMBER OF
                                   OFFICE                                PORTFOLIOS
                                    AND                                IN THE ADVISORS'
                   POSITION(S)    LENGTH OF                           INNER CIRCLE FUND
   NAME, ADDRESS,   HELD WITH       TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY             OTHER DIRECTORSHIPS
       AGE(1)       THE TRUST     SERVED(2)     DURING PAST 5 YEARS      BOARD MEMBER          HELD BY BOARD MEMBER(3)
------------------ ------------ ------------ ------------------------ ----------------- --------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER     Chairman   (Since 1991) Currently performs               33        Trustee of The Advisors' Inner Circle Fund,
62 yrs. old        of the Board              various services on                        Bishop Street Funds, SEI Asset Allocation
                   of Trustees               behalf of SEI                              Trust, SEI Daily Income Trust, SEI
                                             Investments for which                      Institutional International Trust, SEI
                                             Mr. Nesher is                              Institutional Investments Trust, SEI
                                             compensated.                               Institutional Managed Trust, SEI Liquid
                                                                                        Asset Trust, SEI Tax Exempt Trust, and SEI
                                                                                        Alpha Strategy Portfolios, L.P., Director of
                                                                                        SEI Global Master Fund, plc, SEI Global
                                                                                        Assets Fund, plc, SEI Global Investments
                                                                                        Fund, plc, SEI Investments Global, Limited,
                                                                                        SEI Investments -- Global Fund Services,
                                                                                        Limited, SEI Investments (Europe), Limited,
                                                                                        SEI Investments -- Unit Trust Management
                                                                                        (UK), Limited, SEI Global Nominee Ltd., SEI
                                                                                        Opportunity Fund, L.P., SEI Structured
                                                                                        Credit Fund, L.P., SEI Multi-Strategy Funds
                                                                                        plc. and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN     Trustee    (Since 1992) Self Employed Consultant         33        Trustee of The Advisors' Inner Circle Fund,
1701 Market Street                           since 2003. Partner,                       Bishop Street Funds, SEI Asset Allocation
Philadelphia, PA                             Morgan, Lewis & Bockius                    Trust, SEI Daily Income Trust, SEI
19103                                        LLP (law firm) from                        Institutional International Trust, SEI
68 yrs. old                                  1976-2003, counsel to                      Institutional Investments Trust, SEI
                                             the Trust, SEI SIMC, the                   Institutional Managed Trust, SEI Liquid
                                             Administrator and the                      Asset Trust, SEI Tax Exempt Trust, and SEI
                                             Distributor. Secretary                     Alpha Strategy Portfolios, L.P., Director of
                                             of SEI Investments since                   SEI since 1974. Director of the Distributor
                                             1978.                                      since 2003. Director of SEI Investments --
                                                                                        Global Fund Services, Limited, SEI
                                                                                        Investments Global, Limited, SEI Investments
                                                                                        (Europe), Limited, SEI Investments (Asia),
                                                                                        Limited, SEI Asset Korea Co., Ltd., SEI
                                                                                        Global Nominee Limited and SEI Investments -
                                                                                        Unit Trust Management (UK) Limited.

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                    62 & 63

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                       TERM OF                               NUMBER OF
                                       OFFICE                                PORTFOLIOS
                                        AND                               IN THE ADVISORS'
                        POSITION(S)   LENGTH OF                           INNER CIRCLE FUND
      NAME, ADDRESS,     HELD WITH      TIME      PRINCIPAL OCCUPATION(S)    OVERSEEN BY               OTHER DIRECTORSHIPS
          AGE(1)         THE TRUST    SERVED(2)     DURING PAST 5 YEARS     BOARD MEMBER             HELD BY BOARD MEMBER(3)
----------------------- ----------- ------------ ------------------------ ----------------- ----------------------------------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY          Trustee    (Since 1994) Attorney, Solo                  33         Trustee of The Advisors' Inner Circle
78 yrs. old                                      Practitioner since 1994.                   Fund, Bishop Street Funds, and U.S.
                                                 Partner, Dechert,                          Charitable Gift Trust, SEI Asset
                                                 September 1987-December                    Allocation Trust, SEI Daily Income
                                                 1993.                                      Trust, SEI Institutional International
                                                                                            Trust, SEI Institutional Investments
                                                                                            Trust, SEI Institutional Managed Trust,
                                                                                            SEI Liquid Asset Trust, SEI Tax Exempt
                                                                                            Trust, and SEI Alpha Strategy
                                                                                            Portfolios, L.P.

GEORGE J. SULLIVAN, JR.  Trustee    (Since 1999) Self-Employed                   33         Trustee of The Advisors' Inner Circle
66 yrs. old                                      Consultant, Newfound                       Fund, Bishop Street Funds, State Street
                                                 Consultants Inc. since                     Navigator Securities Lending Trust, SEI
                                                 April 1997.                                Asset Allocation Trust, SEI Daily Income
                                                                                            Trust, SEI Institutional International
                                                                                            Trust, SEI Institutional Investments
                                                                                            Trust, SEI Institutional Managed Trust,
                                                                                            SEI Liquid Asset Trust, SEI Tax Exempt
                                                                                            Trust, and SEI Alpha Strategy
                                                                                            Portfolios, L.P., Director of SEI
                                                                                            Opportunity Fund, L.P., and SEI
                                                                                            Structured Credit Fund, L.P., member of
                                                                                            the independent review committee for
                                                                                            SEI's Canadian-registered mutual funds.

BETTY L. KRIKORIAN       Trustee    (Since 2005) Vice President                  33         Trustee of The Advisors' Inner Circle
66 yrs. old                                      Compliance AARP                            Fund, Bishop Street Funds.
                                                 Financial Inc. since
                                                 September 2008.
                                                 Self-Employed Legal
                                                 and Financial Services
                                                 Consultant since 2003.
                                                 In-house State Street
                                                 Bank Global Securities
                                                 and Cash Operations from
                                                 1995 to 2003.

CHARLES E. CARLBOM       Trustee    (Since 2005) Self-Employed Business          33         Director, Oregon Transfer Company and
74 yrs. old                                      Consultant, Business                       Oregon Transfer Logistics, Inc. and
                                                 Project Inc. since 1997.                   Trustee of The Advisors' Circle Fund and
                                                 CEO and President,                         Bishop Street Funds.
                                                 United Grocers Inc. from
                                                 1997 to 2000.

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                    64 & 65

THE ADVISORS' INNER CIRCLE FUND                                    CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN THE
                                                                                             ADVISORS'
                                                                                           INNER CIRCLE
                                               TERM OF                                     FUND OVERSEEN
                             POSITION(S)      OFFICE AND                                      BY BOARD        OTHER DIRECTORSHIPS
                              HELD WITH       LENGTH OF        PRINCIPAL OCCUPATION(S)        MEMBER/            HELD BY BOARD
  NAME, ADDRESS, AGE(1)       THE TRUST     TIME SERVED(2)       DURING PAST 5 YEARS          OFFICER          MEMBER/OFFICER(3)
  ---------------------    ---------------  --------------  -----------------------------  -------------  --------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON            Trustee       (Since 2005)   Retired.                             33       Director, Federal
67 yrs. old                                                                                               Agricultural Mortgage
                                                                                                          Corporation, Trustee of
                                                                                                          The Advisors' Inner Circle
                                                                                                          Fund, Bishop Street Funds,
                                                                                                          SEI Asset Allocation
                                                                                                          Trust, SEI Daily Income
                                                                                                          Trust, SEI Institutional
                                                                                                          International Trust, SEI
                                                                                                          Institutional Investments
                                                                                                          Trust, SEI Institutional
                                                                                                          Managed Trust, SEI Liquid
                                                                                                          Asset Trust, SEI Tax
                                                                                                          Exempt Trust, and SEI
                                                                                                          Alpha Strategy Portfolios,
                                                                                                          L.P.

JOHN K. DARR                   Trustee       (Since 2008)   CEO, Office of Finance,              33       Director of Federal Home
64 yrs. old                                                 FHL Banks from 1992 to 2007.                  Loan Bank of Pittsburgh
                                                                                                          and Manna, Inc. and
                                                                                                          Trustee of The Advisers'
                                                                                                          Inner Circle Fund and
                                                                                                          Bishop Street Funds.

OFFICERS                                                    Managing Director of SEI            N/A                   N/A
PHILIP T. MASTERSON           President      (Since 2008)   Investments since 2006, Vice
45 yrs. old                                                 President and Assistant
                                                            Secretary of the
                                                            Administrator from 2004 to
                                                            2006. General Counsel of
                                                            Citco Mutual Fund Services
                                                            from 2003 to 2004. Vice
                                                            President and Associate
                                                            Counsel for the Oppenheimer
                                                            Funds from 2001 to 2003.

MICHAEL LAWSON                Treasurer,     (Since 2005)   Director, SEI Investments,          N/A                   N/A
48 yrs. old                 Controller and                  Fund Accounting since July
                           Chief Financial                  2005. Manager, SEI
                               Officer                      Investments Fund Accounting
                                                            from April 1995 to February
                                                            1998 and November 1998 to
                                                            July 2005.

RUSSELL EMERY                   Chief        (Since 2006)   Director of Investment              N/A                   N/A
46 yrs. old                  Compliance                     Product Management and
                               Officer                      Development at SEI
                                                            Investments since February
                                                            2003. Senior Investment
                                                            Analyst, Equity team at SEI
                                                            Investments from March 2000
                                                            to February 2003.

(1) Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                    66 & 67

THE ADVISORS' INNER CIRCLE FUND                                    CAMBIAR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           THE ADVISORS'
                                                TERM OF                                        INNER
                             POSITION(S)      OFFICE AND                                    CIRCLE FUND
                              HELD WITH        LENGTH OF    PRINCIPAL OCCUPATION(S)         OVERSEEN BY       OTHER DIRECTORSHIPS
  NAME, ADDRESS, AGE(1)       THE TRUST       TIME SERVED     DURING PAST 5 YEARS             OFFICER           HELD BY OFFICER
  ---------------------    ---------------  --------------  -----------------------------  -------------  --------------------------
OFFICERS (CONTINUED)

JOSEPH M. GALLO            Vice President    (Since 2007)   Corporate counsel of SEI            N/A                   N/A
36 yrs. old                 and Secretary                   since 2007; Associate
                                                            Counsel, ICMA Retirement
                                                            Corporation 2004- 2007;
                                                            Federal Investigator, U.S.
                                                            Department of Labor
                                                            2002-2004; U.S. Securities
                                                            and Exchange Commission -
                                                            Department of Investment
                                                            Management, 2003.

CAROLYN F. MEAD            Vice President    (Since 2007)   Corporate counsel of SEI            N/A                   N/A
51 yrs. old                 and Assistant                   since 2007; Associate,
                              Secretary                     Stradley, Ronon, Stevens &
                                                            Young 2004-2007; Counsel, ING
                                                            Variable Annuities,
                                                            1999-2002.

JAMES NDIAYE               Vice President    (Since 2004)   Employed by SEI Investments         N/A                   N/A
40 yrs. old                 and Assistant                   Company since 2004. Vice
                              Secretary                     President, Deutsche Asset
                                                            Management from 2003-2004.
                                                            Associate, Morgan, Lewis &
                                                            Bockius LLP from 2000-2003.
                                                            Counsel, Assistant Vice
                                                            President, ING Variable
                                                            Annuities Group from
                                                            1999-2000.

TIMOTHY D. BARTO           Vice President    (Since 2000)   General Counsel, Vice               N/A                   N/A
41 yrs. old                 and Assistant                   President and Assistant
                              Secretary                     Secretary of SEI Investments
                                                            Global Funds Services since
                                                            1999; Associate, Dechert,
                                                            Price & Rhoads (law firm)
                                                            from 1997-1999; Associate,
                                                            Richter, Miller & Finn (law
                                                            firm) from 1994-1997.

ANDREW S. DECKER             AML OFFICER     (SINCE 2008)   COMPLIANCE OFFICER AND              N/A                   N/A
45 yrs. old                                                 PRODUCT MANAGER, SEI
                                                            2005-2008 VICE PRESIDENT, OLD
                                                            MUTUAL CAPITAL, 2000-2005.
                                                            OPERATIONS DIRECTOR,
                                                            PRUDENTIAL INVESTMENTS,
                                                            1998-2000.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.


                                    68 & 69

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.


NOTE: Because the hypothetical return is set at 5% for comparison purposes --NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                   BEGINNING     ENDING                  EXPENSES
                                                    ACCOUNT     ACCOUNT     ANNUALIZED     PAID
                                                    VALUE        VALUE       EXPENSE      DURING
                                                   11/01/08     4/30/09      RATIOS      PERIOD*
                                                   ---------  ----------  -----------   ----------
CAMBIAR OPPORTUNITY FUND -- INVESTOR CLASS
Actual Fund Return                                 $1,000.00   $1,003.40     1.20%         $5.96
Hypothetical 5% Return                              1,000.00    1,018.84     1.20           6.01
CAMBIAR OPPORTUNITY FUND -- INSTITUTIONAL CLASS
Actual Fund Return                                 $1,000.00   $1,004.20     0.95%         $4.72
Hypothetical 5% Return                              1,000.00    1,020.08     0.95           4.76
CAMBIAR INTERNATIONAL EQUITY FUND
Actual Fund Return                                 $1,000.00   $1,023.20     1.30%         $6.52
Hypothetical 5% Return                              1,000.00    1,018.35     1.30           6.51
CAMBIAR CONQUISTADOR FUND -- INVESTOR CLASS
Actual Fund Return                                 $1,000.00   $  999.00     1.30%         $6.44
Hypothetical 5% Return                              1,000.00    1,018.35     1.30           6.51
CAMBIAR CONQUISTADOR FUND -- INSTITUTIONAL CLASS
Actual Fund Return                                 $1,000.00   $1,000.00     1.05%         $5.21
Hypothetical 5% Return                              1,000.00    1,019.59     1.05           5.26
CAMBIAR AGGRESSIVE VALUE FUND
Actual Fund Return                                 $1,000.00   $1,076.60     1.50%         $7.72
Hypothetical 5% Return                              1,000.00    1,017.36     1.50           7.50

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period since inception).

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR FUNDS
                                                                  APRIL 30, 2009

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an April 30, 2009 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2009, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                                          QUALIFYING
                             LONG TERM       ORDINARY                                   FOR CORPORATE
                           CAPITAL GAIN       INCOME        RETURN OF       TOTAL       DIVIDENDS REC.
                           DISTRIBUTIONS   DISTRIBUTIONS     CAPITAL    DISTRIBUTIONS    DEDUCTION (1)
                           -------------   -------------   ----------   -------------   --------------
Cambiar Opportunity....         67.84%         32.16%        0.00%         100.00%         100.00%
Cambiar International
   Equity .............        88.65%          10.23%        1.12%         100.00%          10.17%
Cambiar Conquistador ..         0.00%           0.00%        0.00%           0.00%           0.00%
Cambiar Aggressive
   Value ..............         0.00%         100.00%        0.00%         100.00%           9.17%


                            QUALIFYING         U.S.         INTEREST     SHORT-TERM       FEDERAL
                             DIVIDEND       GOVERNMENT       RELATED    CAPITAL GAIN    WITHHOLDING
                              INCOME         INTEREST       DIVIDENDS     DIVIDEND     PASS THROUGH
                                (2)            (3)             (4)           (5)            (6)
                           -------------   ------------    ----------   ------------   -------------
Cambiar Opportunity....       100.00%          0.00%          0.03%          0.00%          0.00%
Cambiar International
   Equity .............       100.00%          0.00%          0.00%          0.00%         16.93%
Cambiar Conquistador ..         0.00%          0.00%          0.00%          0.00%          0.00%
Cambiar Aggressive
   Value ..............        11.40%          0.00%          0.00%        100.00%          0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE IRC WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

(6) FOREIGN TAX CREDIT PASS THROUGH REPRESENTS AMOUNTS ELIGIBLE FOR THE FOREIGN TAX CREDIT AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." THE CAMBIAR INTERNATIONAL FUND INTENDS TO PASS THROUGH A FOREIGN TAX CREDIT TO SHAREHOLDERS. FOR THE FISCAL YEAR ENDED APRIL 30, 2009, THE TOTAL AMOUNT OF FOREIGN SOURCE INCOME WAS $280,798. THE TOTAL AMOUNT OF FOREIGN TAXES PAID WAS $40,664. YOUR ALLOCABLE SHARES OF FOREIGN TAX CREDIT WILL BE REPORTED ON FORM 1099 DIV.

                                THE CAMBIAR FUNDS
                                 P.O. Box 219009
                             Kansas City, MO 64121
                                 1-866-777-8227

                               INVESTMENT ADVISER
                             Cambiar Investors, LLC
                             2401 E. Second Avenue
                                    Suite 400
                                Denver, CO 80206

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                          Morgan, Lewis & Bockius, LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the
                                Funds described.

CMB-AR-001-0700

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2009 and for the fiscal year 2008 as follows:

                                             2009                                                   2008
                      ---------------------------------------------------   ---------------------------------------------------
                                         All fees and      All other fees                      All fees and      All other fees
                                         services to      and services to                       services to     and services to
                       All fees and        service            service         All fees and       service           service
                      services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                      Trust that were        were         did not require   Trust that were        were         did not require
                       pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
                      ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)   Audit              $74,964              N/A               N/A             $79,040             N/A               N/A
      Fees(1)

(b)   Audit-Related          N/A              N/A               N/A                 N/A             N/A               N/A
      Fees

(c)   Tax Fees           $   719              N/A               N/A             $   622             N/A               N/A

(d)   All                    N/A              N/A               N/A                 N/A             N/A               N/A
      Other
      Fees

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2009 and fiscal year 2008 were $719 and $622, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence..

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls regarding the accounting for certain investments with respect to recording changes in unrealized appreciation/depreciation related to foreign currency rate changes. This weakness has since been corrected.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               \s\ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               \s\ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: July 7, 2009


By (Signature and Title)*               \s\ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer, Controller
                                        & CFO

Date: July 7, 2009

* Print the name and title of each signing officer under his or her signature.